As filed with the Securities and Exchange Commission on March 7, 2014

Securities Act File No. 333-[        ]

Investment Company Act File No. 811-22945

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☐    Post-Effective Amendment No.

and/or

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐    Amendment No.

BROOKFIELD MLP & ENERGY INFRASTRUCTURE INCOME FUND INC.

(Exact Name of Registrant as Specified in Charter)

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 282-0429

Jon Tyras, Esq.
Brookfield MLP & Energy Infrastructure Income Fund Inc.
Brookfield Place, 250 Vesey Street
New York, New York 10281-1023
(Name and Address of Agent for Service)

Copies to:
Brian Hurley, Esq. Brookfield Investment Management Inc. Brookfield Place, 250 Vesey Street New York, New York 10281-1023	Michael R. Rosella, Esq. Paul Hastings LLP 75 E. 55th Street New York, New York 10022

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☐

It is proposed that this filing will become effective (check appropriate box)

☐    When declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is       .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities	Amount Being Registered	Proposed Maximum Offering Price Per Share		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, par value $0.001 per share	[ ]	$	[ ]	$1,000,000	$128.80

(1)                                  Estimated pursuant to Rule 457(o) solely for the purpose of calculating the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
Preliminary Prospectus dated March 7, 2014

PROSPECTUS

Shares

Brookfield MLP & Energy Infrastructure Income Fund Inc.

Common Shares
$[         ] per Share

The Fund. Brookfield MLP & Energy Infrastructure Income Fund Inc. (the “Fund”) is a newly-organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which will invest primarily in master limited partnerships (or “MLPs”), and in other companies listed on a domestic or foreign exchange, that, as their principal business, own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing,  refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, frac sand, coal or electricity, or that provide energy-related services (“Energy Infrastructure Companies,” and collectively with MLPs, “Midstream Energy Companies”).

Investment Objective. The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Strategy. The Fund seeks to achieve its investment objective by investing primarily in MLPs and other Midstream Energy Companies listed on a domestic or foreign exchange. Under normal market conditions, as a principal strategy, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”), will be invested in MLPs and Energy Infrastructure Companies (the “80% Policy”). The Fund may invest in equity securities of (i) MLPs, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in MLPs, and (iii) other Midstream Energy Companies. The Fund is permitted to invest up to [  ]% of its Managed Assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies. The types of unregistered or otherwise restricted securities that the Fund may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies. Exposure to MLPs and Energy Infrastructure Companies through derivatives may be considered investments in MLPs and Energy Infrastructure Companies for purposes of the 80% Policy.

Tax Status. Due to the nature of the Fund’s MLP investments, under current law, the Fund is not eligible to elect to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and, as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income. See “Taxation.”

Leverage. The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. The Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Managed Assets. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed [  ]% of the Fund’s Managed Assets. The use of leverage is subject to numerous risks.

Investment Adviser. Brookfield Investment Management Inc. serves as “Investment Adviser” to the Fund. See “Management of the Fund.”

No Prior History. The Fund’s common shares have no history of public trading. Shares of closed-end funds often trade at a discount from net asset value. The risk of the Fund’s shares trading at a discount from net asset value may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

The Fund’s common shares are expected to be listed on the [          ] (“[        ]”), subject to notice of issuance, under the symbol “[   ].”

Investing in the Fund’s common shares involves certain risks. See “Risk Factors and Special Considerations” beginning on page [  ] for factors that should be considered before investing in the Fund’s common shares.

	Per Share		Total
Public offering price	$	[ ]	$	[ ]
Sales load	$	[ ]	$	[ ]
Estimated offering expenses	$	[ ]	$	[ ]
Proceeds, after expenses, to the Fund	$	[ ]	$	[ ]

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about  [            ].

The date of this prospectus is [       ].

[When leverage is employed, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage. A reduction in the Fund’s net asset value may cause a reduction in the market price of its common shares. Additionally, the cost of leverage will be borne solely by the common shareholders. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. The Fund’s leveraging strategy may not be successful.] See “Risk Factors and Special Considerations — Leverage Risk.”

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [                             ], containing additional information about the Fund, has been filed with the Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our annual and semi-annual reports, when available, and request a free copy of the SAI, the table of contents of which is on page [  ] of this prospectus, by calling the Fund toll-free at [                                ], by visiting the Fund’s website at [       ] or by writing to the Fund. You may also call this toll-free number to request other information about us and make shareholder inquiries. Additional information about the Fund has been filed with the Commission and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Call 1-202-551-8090 for information on the operation of the Public Reference Room. This information also is available on the Commission’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, 100 F Street, N.E., Washington, DC 20549-0102. You may also email requests for these documents to publicinfo@sec.gov.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

PROSPECTUS SUMMARY

This is only a summary of some of the information that is described more fully elsewhere in this prospectus. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information (the “SAI”), dated [            ].

The Fund

Brookfield MLP & Energy Infrastructure Income Fund Inc. is a newly organized, non-diversified, closed-end management investment company, organized under the laws of the State of Maryland as a Maryland corporation. Throughout this prospectus, we refer to the Brookfield MLP & Energy Infrastructure Income Fund Inc. as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Offering

The Fund is offering [      ] common shares at an initial offering price of $[      ] per share through a group of underwriters (the “Underwriters”) led by [ ] and [    ]. You must purchase at least [      ] common shares ($[      ]) in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [            ] additional common shares at the public offering price, less the sales load, within [      ] days from the date of this prospectus to cover orders in excess of [      ] common shares. The Fund will pay offering and organizational expenses of the Fund (other than the sales load) up to an aggregate of $[      ] per share of the Fund’s common stock, which may include a reimbursement of the Investment Adviser’s (as defined below) expenses incurred in connection with this offering. See “Underwriting.”

Investment Objective and Policies

The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The investment objective of the Fund is not fundamental and may be changed by the Board of Directors (as defined below) without shareholder approval, upon not less than 60 days’ prior written notice to shareholders.

An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will earn a return on its assets.

The Fund seeks to achieve its investment objective by investing primarily in master limited partnerships (“MLPs”), and in other companies listed on a domestic or foreign exchange, that, as their principal business, own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, frac sand, coal or electricity, or that provide energy-related services (“Energy Infrastructure Companies,” and collectively with MLPs, “Midstream Energy Companies”). Under normal market conditions, as a principal strategy, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”), will be invested in MLPs and Energy Infrastructure Companies (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of the 80% Policy, Energy Infrastructure Companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets, or (ii) have such assets that represent the majority of their assets.  The Fund may invest in equity securities of (i) MLPs, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in MLPs, and (iii) other Midstream Energy Companies.  The Fund is permitted to invest up to [  ]% of its Managed Assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.  The types of unregistered or otherwise restricted securities that the Fund may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies. Exposure to MLPs and Energy Infrastructure Companies through derivatives may be considered investments in MLPs and Energy Infrastructure Companies for purposes of the 80% Policy.

The Fund may invest up to 20% of its Managed Assets in fixed income securities, including below-investment grade securities. Investments in fixed income securities of MLPs and Energy Infrastructure Companies are considered investments in MLPs and Energy Infrastructure Companies for purposes of the 80% Policy.

The Fund may invest in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”).

The Fund initially intends to make opportunistic short sales of securities of approximately [5%] of the Fund’s Managed Assets.  However, the Fund’s use of short sales will not exceed [25%] of the Fund’s Managed Assets.

The Fund may invest in companies of any market size capitalization.

The Fund may use various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The use of derivatives involves special risks. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.” The Fund may use derivatives for a variety of purposes, including:

•                  as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•                  as a substitute for purchasing or selling securities;

•                  to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•                  to manage the Fund’s portfolio characteristics.

The Fund’s policy of concentration in the energy and energy infrastructure industries is a fundamental policy of the Fund. This fundamental policy may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Who May Want to Invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for:

•                  Investors seeking the potential for [a high level of total return with an emphasis on current distributions].

•                  Investors seeking access to the global investment platform and energy infrastructure expertise of Brookfield Investment Management Inc. (“Brookfield Investment Management” or the “Investment Adviser”) and its affiliates.

•                  Investors seeking investment exposure to [a portfolio containing publicly traded MLPs, pipeline companies and energy utilities].

•                  Investors who have a high tolerance for risk, including the risk of losing most or all of their investment in the Fund.

Leverage

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. As a non-fundamental policy that may be changed by the Fund’s board of directors (“Board of Directors”), the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the

Fund’s Managed Assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the common shares will involve greater risk to common shareholders. The Fund will monitor interest rates and market conditions and anticipates that it will leverage the common shares at some point in the future if the Fund’s Board of Directors determines that it is in the best interest of the Fund and its common shareholders. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund may also engage in certain investment management techniques which may have effects similar to the leverage described above and may be considered senior securities for purposes of the 1940 Act unless the Fund segregates cash or other liquid securities equal to the Fund’s daily marked-to-market obligations in respect of such techniques. The Fund may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (the “Commission”) thereunder. For these purposes, interpretations and guidance provided by the Commission and its staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed [  ]% of the Fund’s Managed Assets. The use of leverage may magnify the impact of changes in net asset value on the holders of common shares. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares. See “Leverage” and “Risk Factors and Special Considerations — Leverage Risk.”

The Fund expects to obtain leverage through borrowings during its first year of operations representing approximately [  ]% of the Fund’s Managed Assets.

Distributions and Dividends

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The initial distribution is expected to be declared approximately [  ] days and paid approximately [  ] to [  ] days after completion of the offering. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the Fund’s common shareholders if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available for distribution. To permit the Fund to maintain more stable monthly distributions, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the Fund’s fiscal year.

Excluding the impact of any realized gains or realized losses, the Fund expects that a portion of its distributions to common shareholder may constitute a non-taxable return of capital distribution.  If the Fund makes distributions from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to shareholders in the current period as ordinary income for federal income tax purposes and would be eligible for the lower tax rates applicable to qualified dividend income of non-corporate taxpayers under current law.  If such distributions exceed the Fund’s current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common shareholders basis in the Fund’s common shares and will result in a reduction of such basis. To the extent such excess exceeds a common shareholder’s basis in the Fund’s common shares, such excess will be taxed as capital gain. A “return of capital” represents a return of a shareholder’s original investment in Fund shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common shares, a holder of the Fund’s common shares generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common shareholder and the common shareholder’s federal income tax basis in the Fund’s common shares sold, as adjusted to reflect return of capital. See “Taxation.”

Distributions paid by the Fund will be reinvested in additional shares of the Fund, unless a shareholder elects to “opt-out” and receive all distributions in cash. See “Dividend Reinvestment Plan.”

The Fund will be treated as a corporation for federal income tax purposes and, as a result, is subject to corporate income tax to the extent it recognizes net taxable income.  As a partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income or loss in computing its taxable income or loss, whether or not it actually receives any cash from such MLP.  See “Taxation.”

Use of Proceeds

The Fund will use the net proceeds from this offering to purchase portfolio securities in accordance with its investment objective and policies. The investment of proceeds is anticipated to be completed within [three] months from the date of this prospectus. See “Use of Proceeds.”

Exchange Listing	The Fund’s common shares is expected to be listed on the [ ] (“[ ]”), subject to notice of issuance, under the symbol “[ ].” See “Description of Shares.”

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value (“NAV”). The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations — Market Discount Risk,” “Description of Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Investment Adviser

[Brookfield Investment Management Inc. serves as the Fund’s Investment Adviser and is compensated for its services and its related expenses at an annual rate of [      ]% of the Fund’s average daily Managed Assets payable monthly in arrears. The Investment Adviser provides the Fund with a continuous investment program for the Fund’s portfolio. Brookfield Investment Management, a global investment manager, with its affiliates, had approximately $[      ] billion in assets under management, as of [      ], 2014. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager with over $[      ] billion in assets under management, as of [      ], 2014, and over 100 years of experience in the property, power, and infrastructure industries. The portfolio managers have deep operational and direct experience investing in infrastructure assets and will be supported by a team of investment professionals with extensive investment experience.  In addition, the investment team will be supplemented by the broader infrastructure investment platform of Brookfield Asset Management and its affiliates.  Brookfield Investment Management will access its parent company’s expertise as an owner/operator of companies and assets in order to refine its understanding of industry conditions and business dynamics. See “Management of the Fund.”

The Investment Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement (as defined below). As compensation for its administrative services and the related expenses the Investment Adviser bears pursuant to the administration agreement, the Investment Adviser is contractually entitled to an administrative fee (an “administrative fee”), computed daily and payable monthly in arrears, at an annual rate of [    ]% of the Fund’s average daily Managed Assets. The Investment Adviser currently utilizes and pays the fees of a third party sub-administrator out of its administrative fee. See “Management of the Fund.”

Taxation

[Fund Status. The Fund will be taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”), in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its Managed Assets in MLPs. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. Due to the entity-level income taxes payable by the Fund, common shareholders of the Fund will likely receive lower distributions than if they invested directly in the same MLPs in which the Fund invests. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a return of capital, thus reducing the Fund’s current tax liability. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund’s net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under “Taxation.”]

Fund Assets.

•                  [Investments in MLPs. The Fund invests primarily in MLPs and MLP-related entities. For purposes of this prospectus, an MLP is a limited partnership or a limited liability company that is treated as a partnership for federal income tax purposes. The benefit the Fund derives from its investment in MLPs is largely dependent on MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP generally has no income tax liability on MLP qualified income at the entity level. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by non-cash tax deductions such as depreciation and depletion. The Fund will incur a current tax liability on that portion of a distribution from an MLP not offset by tax deductions, with the remaining portion of the distribution being treated as a return of capital. The Fund’s tax basis in its MLP units would be reduced by amounts treated as a return of capital, which would either increase the Fund’s taxable gain or reduce the Fund’s loss recognized upon the sale of its MLP units. The percentage of an MLP’s distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition or investment activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by these activities, which may result in increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution treated as a return of capital and increase that portion treated as income, and may result in reduced Fund distributions and lower after-tax distributions to the Fund’s common shareholders.]

•                  [Investments in Other Securities. The Fund may also invest in equity and debt securities of companies that are organized and/or taxed as corporations. Interest and dividend payments received by the Fund with respect to such securities generally are included in the Fund’s corporate taxable income in the year in which they are received, although the Fund may qualify for the dividends-received deduction with respect to dividends on certain of the equity securities owned by the Fund.]

Shareholder Tax Aspects.

•                  [Current Distributions on Shares. Common shareholders of the Fund hold common shares of a Maryland corporation which has elected for federal income tax purposes to be taxed as a corporation. There is a significant difference, for federal income tax purposes, between owning common shares of a taxable entity treated as a corporation for federal income tax purposes (such as the Fund) versus owning partnership interests in the MLPs in which the Fund invests. Common shareholders of the Fund will be subject to potential income tax only if the Fund pays out distributions to common shareholders. Depending on the nature of the distribution made by the Fund, the tax character of such distribution to common shareholders will vary. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to common shareholders as dividend income. Certain qualified dividend income received by individual common shareholders will be taxed at long-term capital gains rates, which reach a maximum of 23.8% (including a 3.8% tax on net investment income above a certain threshold). Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a return of capital to the extent of a common shareholder’s basis in its common shares, and such distributions would correspondingly reduce the common shareholder’s basis in its common shares. A reduction in the common shareholder’s basis would potentially increase the common shareholder’s gain (or reduce the common shareholder’s loss) recognized upon the sale of the common shares. Additionally, excess distributions that exceed a common shareholder’s tax basis in its common shares will generally be taxed as gain. The past performance of MLPs indicates that a significant portion of the Fund’s distributions to common shareholders will likely represent a return of capital. However, there can be no guarantee that the Fund’s expectation regarding the tax character of its distributions will be realized or that the Fund will make regular distributions. See “Distributions and Dividends.”]

•                  [Sale of Shares. Common shareholders generally will recognize a gain or loss upon the sale of their common shares. Such gain or loss is equal to the difference between the common shareholder’s federal income tax basis in its common shares sold (as adjusted to reflect return of capital) and the sale proceeds received by the common shareholder upon the disposition of common shares. As a general rule, the sale of a capital asset, like common shares, held for more than a year will result in a long-term capital gain or loss. See “Taxation.”

Comparison with Direct Investments in MLPs

[The Fund seeks to provide a method for investing in MLPs and other Midstream Energy Companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

•                  The Fund provides, through a single investment vehicle, an investment in a portfolio of a number of MLPs, MLP-related entities and other energy sector and energy utilities companies;

•                  Direct investors in MLPs receive a partnership statement (a Form K-1 statement) from each MLP they own and may be required to file income tax returns in each state in which the MLPs operate. Common shareholders will receive a single Form 1099 and will only be required to file income tax returns in states in which they would ordinarily file; and

•                  Income received by tax-exempt investors, including employee benefits plans and IRA accounts, from MLPs is generally treated as unrelated business taxable income (“UBTI”), whereas distributions these investors receive from an entity treated for federal income tax purposes as a corporation (such as the Fund) will generally not be treated as UBTI, unless the stock is debt-financed.

•                  [The Fund’s distributions to common shareholders will reflect its investment returns from MLPs that typically are not treated as taxable entities for U.S. federal income tax purposes and that have historically made cash distributions to their limited partners in excess of their allocable portion of taxable income. The distributions the Fund receives from such an MLP would be treated as a tax-deferred return of capital that would reduce the Fund’s tax basis in the MLP and as capital gain to the extent the distributions exceed that basis. As a result, even though the Fund itself will be a taxable entity for U.S. federal income tax purposes, the Fund’s distributions to common shareholders are expected to include high levels of tax-deferred return of capital. The cash distributed to common shareholders in excess of the Fund’s earnings and profits (as computed for tax purposes) would be treated as a tax-deferred return of capital, reducing a common shareholder’s tax basis in the common shares of the Fund and generating capital gain to the extent the distributions exceed that basis. However, there can be no assurance that these expectations will be realized, and if these expectations are not realized, (1) the Fund would have more corporate income tax expense than expected, which would leave less cash available to distribute to common shareholders, and (2) a greater portion of the Fund’s distributions to common shareholders would be treated as a taxable dividend instead of a tax-deferred return of capital. See “Taxation.”]

Repurchase of Common Shares

[The Fund’s Board of Directors has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of [    ]% or more from NAV (or such other percentage as the Board of Directors may determine from time to time). Although the Board of Directors has authorized such repurchases, the Fund is not required to repurchase its common shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act.] See “Repurchase of Common Shares.”

Custodian, Sub-Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund’s portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan

Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator (“USBFS” or the “Sub-Administrator”) and is compensated for its services by the Investment Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC, also serves as the Fund’s fund accountant, transfer agent and registrar and dividend disbursing agent with respect to the common shares of the Fund.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in the Fund’s common shares you should carefully read and consider the risks described below, which are described in more detail under “Risk Factors and Special Considerations” beginning on page [  ] of this prospectus.

No Operating History. The Fund is a newly-organized, non-diversified, closed-end management investment company with no operating history. The Fund’s common shares has no history of public trading. See “Risk Factors and Special Considerations — No Operating History.”

Investment and Market Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Fund represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets.  An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund. Your investment in the Fund at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading. See “Risk Factors and Special Considerations — Investment and Market Risk.”

Risks of Investing in MLP Units.   An investment in MLP units involves risks which differ from an investment in common stock of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments.  Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the energy sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors. In addition, certain conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit quarterly distributions that exceed specified threshold levels above an established minimum amount (“minimum quarterly distribution” or “MQD”). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset. See “Risk Factors and Special Considerations — Risks of Investing in MLP Units.”

Energy Sector Risk.  The Fund’s concentration in the energy and energy infrastructure industries may present more risk than if it were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy and energy infrastructure industries. At times, the performance of companies in the energy sector may lag the performance of other industries or the broader market as a whole. See “Risk Factors and Special Considerations — Energy and Energy Infrastructure Industries Risk.” In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    MLPs and other companies that own and operate assets that are used in or provide services to the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, liquids, crude oil, refined products, coal or electricity (“Energy Companies”)

could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; volumes of imports or exports; international politics, policies of the Organization of the Petroleum Exporting Countries (“OPEC”); and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices. See “Risk Factors and Special Considerations — Energy Sector Risk — Supply and Demand Risk.”

Commodity Pricing Risk.    The operations and financial performance of MLPs and other Energy Companies. Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Energy

Companies. See “Risk Factors and Special Considerations — Energy Sector Risk — Commodity Pricing Risk.”

Lack of Diversification of Customers and Suppliers Risk.  Certain Energy Companies depend upon a limited number of customers for substantially all of their revenue.  Similarly, certain Energy Companies depend upon a limited number of suppliers of goods or services to continue their operations.  The loss of any such customers or suppliers could materially adversely affect such Energy Companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.  See “Risk Factors and Special Considerations — Lack of Diversification of Customers and Suppliers Risk.”

Regulatory Risk.    MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico, onshore oil pipeline spills or spills attributable to railroad accidents may adversely affect the financial performance of MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing or the disposal of wastewater associated with hydraulic fracturing and production from unconventional reserves may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and other Energy Companies.

The operation of energy assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including Resource Conservation and Recovery Act (“RCRA”), Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

The Environmental Protection Agency (“EPA”) and federal, state and local governmental agencies may enact laws that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. Increased regulatory scrutiny of disposal of wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities. While the Fund is not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. MLPs and Midstream Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of MLPs and Midstream Energy Companies.

There is an inherent risk that MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance or recover these costs in the rates it charges customers. See “Risk Factors and Special Considerations — Energy Sector Risk — Regulatory Risk.”

Depletion Risk.    Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and other Midstream Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves. See “Risk Factors and Special Considerations — Energy Sector Risk — Depletion Risk.”

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution. See “Risk Factors and Special Considerations — Energy Sector Risk — Reserve Risks.”

Industry Specific Risks.  MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry they serve.

Midstream.    MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk. See “Risk Factors and Special Considerations — Industry Specific Risks — Midstream.”

Marine Transportation.    MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in the Fund’s portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in the Fund’s portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in the Fund’s portfolio. See “Risk Factors and Special Considerations — Industry Specific Risks — Marine Transportation.”

Coal.    MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection. See “Risk Factors and Special Considerations — Industry Specific Risks — Coal.”

Exploration and Production.    MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow. Further, the U.S. royalty trusts in which the Fund invests have a finite amount of assets and cannot develop additional resources. Consequently, production and cash flow for these companies will decline over time. See “Risk Factors and Special Considerations — Industry Specific Risks — Exploration and Production.”

Propane.    MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others. See “Risk Factors and Special Considerations — Industry Specific Risks — Propane.”

Refining.    MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets. See “Risk Factors and Special Considerations — Industry Specific Risks — Refining.”

Other.    MLPs and other Energy Companies that operate

other energy related assets are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets. Examples of such types of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process whereby propane is turned into propylene, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer. See “Risk Factors and Special Considerations — Industry Specific Risks — Other.”

Tax Risks of Investing in Equity Securities of MLPs.  The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions and dividends it receives from the MLP securities in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Additionally, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to the Fund, likely causing a decline in the value of the Fund’s assets.

Recent legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. The Fund cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes. See “Risk Factors and Special Considerations — Tax Risks of Investing in Equity Securities of MLPs.”

Non-Diversification Risk.  The Fund is a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities the Fund holds. See “Risk Factors and Special Considerations — Non-Diversification Risk.”

Catastrophic Event Risk.  MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the 2010 Macondo oil spill) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. The Fund expects that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies. See “Risk Factors and Special Considerations — Catastrophic Event Risk.”

Acquisition Risk.    The abilities of MLPs and other Midstream Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Midstream Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and other Midstream Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses. See “Risk Factors and Special Considerations — Acquisition Risk.”

Affiliated Party Risk.    Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions. See “Risk Factors and Special Considerations — Affiliated Party Risk.”

Dependence on Limited Number of MLP Customers and Suppliers.  Certain MLPs and other Midstream Energy Companies in which the Fund may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to stockholders could therefore be materially adversely affected. See “Risk Factors and Special Considerations — Dependence on Limited Number of MLP Customers and Suppliers.”

Delay in Use of Proceeds.  Although the Fund intends to invest the proceeds of this offering in accordance with its investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and other Midstream Energy Companies may, at times, be less liquid than the market for other securities. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income the Fund receives from these securities would likely be less than returns and yields sought pursuant to the Fund’s investment objective and policies. See “Use of Proceeds” and “Risk Factors and Special Considerations — Delay in Use of Proceeds.”

Political Instability Risk.  MLPs and other Midstream Energy Companies in which the Fund may invest are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of MLPs and other Midstream Energy Companies, particularly marine transportation companies, in which the Fund invests. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of MLPs and other Midstream Energy Companies, even those that operate solely in North America. See “Risk Factors and Special Considerations — Political Instability Risk.”

Weather Risks.    Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs and other Midstream Energy Companies. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other Midstream Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last decade, demonstrate that no amount of preparation can protect an MLP or Midstream Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Midstream Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. See “Risk Factors and Special Considerations — Weather Risks.”

Cash Flow Risk.  A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs. Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders. See “Risk Factors and Special Considerations — Cash Flow Risk.”

Concentration Risk.  The Fund’s investments are concentrated in the energy and energy infrastructure industries. The focus of the Fund’s portfolio on specific industries within the energy sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. To the extent that the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. See “Risk Factors and Special Considerations — Concentration Risk.”

Capital Markets Risk.  Global financial markets and economic conditions have been, and continue to be, volatile. As a result of this, MLPs and other Midstream Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all when market conditions are most volatile. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Midstream Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and other Midstream Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations. See “Risk Factors and Special Considerations — Capital Markets Risk.”

Equity Securities Risk.  A substantial percentage of the Fund’s assets will be invested in equity securities of MLPs and other Midstream Energy Companies. Such securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition. See “Risk

Factors and Special Considerations — Equity Securities Risk.”

Small Capitalization Risk.  Certain of the MLPs and other Midstream Energy Companies in which the Fund invests may have comparatively smaller capitalizations than other companies whose securities are included in major benchmark indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that it would like. See “Risk Factors and Special Considerations — Small Capitalization Risk.”

[Canadian Income Equities Risk. The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between [      ]% to [      ]% of its Managed Assets. Canadian Income Equities share many of the risks inherent in investing in equity securities and are                       also subject to the risks specific to the energy sector and energy utilities industries described above. In many circumstances, the Canadian Income Equities in which the Fund may invest have limited operating histories. The value of Canadian Income Equities in which the Fund may invest are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. The Canadian tax treatment of certain income that allowed income to flow through to investors and be taxed only at the individual level changed beginning in 2011. In general, Canada now imposes a withholding tax on the distributions as if the distributions were dividends. The distribution tax could have a material impact on the current market value of Canadian Income Equities and could limit cash distributions to the Fund. See “Risk Factors and Special Considerations — Canadian Income Equities Risk.”]

[Risk of Investment in Mexican Securities. Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) less liquidity and smaller market capitalization; (2) greater currency fluctuations; (3) higher rates of inflation and domestic interest rates; and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.  The Mexican securities market is not as large or as active as the securities markets in the United States. Generally, the Mexican securities market is characterized by a relatively small number of actively traded issuers and high price volatility. This may affect the rate at which the Fund is able to invest in listed Mexican securities, the purchase and sale prices for such securities and the timing of conversions, purchases and sales.

There is less publicly available information about the issuers of certain Mexican securities than is regularly published by issuers in the United States, although some Mexican companies whose shares trade in U.S. markets comply with U.S. regulations. Also, there is generally less government supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States. Mexican corporate laws regarding fiduciary responsibility and protection of stockholders are less developed than those in the United States.

The Fund is subject to the risk of political and economic instability with respect to its investments in Mexico. Risk also exists in regards to the security situation in Mexico and the possibility that government expenditures required to combat the violence may divert resources away from other productive uses, such as economic development and related initiatives. The Fund’s Investment Adviser believes that Mexico’s prevailing stable economic environment, as well as the generally positive performance of Mexican listed companies and financial markets, are indicators that investors in Mexico are decoupling the security situation from their investment decisions, and that with the exception of the impact in a few tourist destinations, the security situation has not significantly affected the Mexican economy and financial markets. However, the Investment Adviser cannot state that this will continue to be the case in the future. See “Risk Factors and Special Considerations — Risk of Investment in Mexican Securities.”]

Debt Securities Risks.  Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security. See “Risk Factors and Special Considerations — Debt Securities Risks.”

Credit Risk.    An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, the Fund may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable. See “Risk Factors and Special Considerations — Credit Risk.”

Prepayment Risk.    Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities. See “Risk Factors and Special Considerations — Prepayment Risk.”

High Yield (“Junk”) Securities Risk. Investors should recognize that below investment grade and unrated securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s Investors Service, Inc. (“Moody’s”), BB by Standard & Poor’s Corporation (“S&P”), or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments. See “Risk Factors and Special Considerations — High Yield (“Junk”) Securities Risk.”

Inflation, Interest Rate and Bond Market Risk. The value of certain fixed income securities in the Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. The Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common shares and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common shares. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels. See “Risk Factors and Special Considerations — Inflation, Interest Rate and Bond Market Risk.”

Risks Associated with Investing in Initial Public Offerings (“IPOs”).  Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments may decrease. See “Risk Factors and Special Considerations — Risks Associated with Investing in IPOs.”

[Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction.  PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. See “Risk Factors and Special Considerations — Risks Associated with a PIPE Transaction.”]

Privately Held Company Risk.  Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid. See “Risk Factors and Special Considerations — Privately Held Company Risk.”

Short Sales Risk.  A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying the securities that were sold short to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund intends to limit its use of short sales to [25]% of its Managed Assets. See “Risk Factors and Special Considerations — Short Sales Risk.”

Tax Risks.  In addition to other risk considerations, an investment in the Fund will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of the Fund will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

The Fund cannot assure you what percentage of the distributions paid on the Fund’s common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by the Fund’s common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests and the energy sector generally. See “Risk Factors and Special Considerations — Tax Risks.”

Deferred Tax Risks.    As a limited partner in the MLPs in which the Fund invests, the Fund will be allocated its distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund will incur a current tax liability on its distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or its capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to the Fund.

The Fund relies to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund  modifies its estimates or assumptions regarding its deferred taxes. See “Risk Factors and Special Considerations — Deferred Tax Risks” and “Taxation.”

Deferred Tax Risks of Investing in the Fund’s Securities.    A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to common stockholders. See “Risk Factors and Special Considerations — Deferred Tax Risks of Investing in the Fund’s Securities.” and “Taxation.”

Valuation Risk.  Market prices may not be readily available for certain of the Fund’s investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so. See “Risk Factors and Special Considerations — Valuation Risk.”

Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. In addition, the Fund may also leverage its common shares through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•                  the likelihood of greater volatility of NAV and market price of and distributions in the Fund’s common shares;

•                  fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•                  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•                  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common shares.

The Fund’s leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s Managed Assets, which may create an incentive for the Investment Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. See “Risk Factors and Special Considerations — Leverage Risk.”

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common shares has historically generated higher average returns over time than fixed income securities, common shares has also experienced significantly more volatility in those returns. See “Risk Factors and Special Considerations — Common Stock Risk.”

Foreign Securities Risk. The Fund may invest in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States. Certain securities of foreign issuers are only traded in foreign markets and are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. See “Risk Factors and Special Considerations — Foreign Securities Risk.”

Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments. See “Risk Factors and Special Considerations — Foreign Currency Risk.”

Risks Associated with Covered Calls and Other Option Transactions.    There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline.

Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If exchange trading on an option were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation (the “OCC”) as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.  See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions.”

Limitation on Covered Call Writing Risk.    The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. This limitation on covered call writing may impact the Fund’s ability to make distributions to the Fund’s shareholders.  See “Risk Factors and Special Considerations — Limitation on Covered Call Writing Risk.”

Special Risks of Derivative Transactions. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See “Risk Factors and Special Considerations — Special Risks of Derivative Transactions.”

Market Discount Risk. Whether investors will realize gains or losses upon the sale of the Fund’s common shares will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of the Fund’s common shares will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund’s common shares will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund’s common shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations — Market Discount Risk.”

Illiquid Investments Risk. The Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”). An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund’s obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale. See “Risk Factors and Special Considerations — Illiquid Investments Risk.”

Risks Associated With Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of total return, with an emphasis on current distributions. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations — Risks

Associated With Long-Term Objective; Not a Complete Investment Program.”

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations — Management Risk.”

Market Disruption and Geopolitical Risk. The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See “Risk Factors and Special Considerations — Market Disruption and Geopolitical Risk.”

Risks Associated With Recent Economic Events. The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s common shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis. See “Risk Factors and Special Considerations — Risks Associated With Recent Economic Events.”

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Risk Factors and Special Considerations — Government Intervention in Financial Markets Risk.”

Potential Conflicts of Interest Risk. The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, The Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner. See “Risk Factors and Special Considerations — Potential Conflicts of Interest Risk.”

Anti-Takeover Provisions Risk. The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more series of shares, including preferred shares, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See “Risk Factors and Special Considerations — Anti-Takeover Provisions Risk.”

Additional Risks. For additional risks relating to investments in the Fund, including “Small- and Mid-Capitalization Company Risk,” “Preferred Securities Risk,” “Convertible Securities Risk,” “Investment Companies/Exchange-Traded Funds Risk,” “Exchange-Traded Notes Risk,” “Portfolio Turnover Risk,” “Issuer Risk,” “Risks Associated with Status as a Regulated Investment Company,” “Risks Associated with Recent Commodity Futures Trading Commission Rulemaking,” “Investment Restrictions Risk,” and “Temporary Defensive Strategies Risk,” please see “Risk Factors and Special Considerations” beginning on page [  ] of this prospectus.

SUMMARY OF FUND EXPENSES

The following tables show estimated Fund expenses, including expenses of expected leverage for the first year, as a percentage of net assets attributable to common shares and is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in the Fund’s common shares. Because the Fund has no operating history, the following tables are based on estimated amounts for the first full year of operations and assume that the Fund has issued [         ] common shares and incurs leverage representing [          ]% of the Fund’s Managed Assets ([   ]% of the Fund’s net assets attributable to common shares). If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares. The Fund’s actual expenses may be greater than the estimated expenses shown in the table.

Shareholder Transaction Expenses
Sales Load Paid By You (as a percentage of offering price)(1)	[ ]	%
Offering Expenses (as a percentage of offering price)(2)	[ ]	%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Shares
Annual Expenses(4)(5)
Management Fees(6)	[ ]	%
Interest Payments on Borrowed Funds(7)	[ ]	%
Other Expenses(8)	[ ]	%
Current Income Tax Expense	[ ]	%
Deferred Income Tax Expense(9)	[ ]	%
Total Annual Expenses	[ ]	%

(1)                                 The Fund will pay offering and organizational expenses of the Fund (other than the sales load) up to an aggregate of $[      ] per share of the Fund’s common shares (which may include a reimbursement of the Investment Adviser’s expenses incurred in connection with this offering). The initial offering of the Fund is estimated to be [      ] common shares ($[   ] million). The total offering costs to be incurred are estimated to be $[    ], or approximately $[  ] per share of the Fund’s common shares. The aggregate organizational and offering costs to be incurred by the Fund are estimated to be $[   ], or $[  ] per share of the Fund’s common shares. Brookfield Investment Management Inc. has agreed to pay such offering and organizational costs of the Fund to the extent those expenses exceed $[      ] per share of the Fund’s common shares, or $[      ] in the aggregate. The aggregate organizational and offering costs to be incurred by the Investment Adviser are estimated to be $[      ], or approximately $[  ] per share of the Fund’s common shares.

(2)                                 For a description of the sales load, structuring fees and other compensation paid to the Underwriters and to TSC Capital, LLC (“TSC”) and TSC Distributors, LLC (“TSC Distributors”) by Brookfield Investment Management Inc., see “Underwriting.”

(3)                                 The expenses of administering the Fund’s Dividend Reinvestment Plan are included in Other Expenses. You will pay brokerage charges if you direct U.S. Bancorp Fund Services, LLC, as agent for the Fund’s shareholders (the “Plan Administrator”), to sell your common shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(4)                                 Assumes leverage of approximately $[      ] million determined using the assumptions set forth in footnote (7) below.

(5)                                 The table presented below in this footnote sets forth the estimate of what the Fund’s expected annual expenses would be stated as percentages of the Fund’s net assets attributable to common shares, assuming that the Fund issues the same number of common shares as estimated in the table above but that no leverage is incurred. In accordance with these assumptions, the Fund’s expected expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (Assumes No Leverage Incurred)
Annual Expenses
Management Fees	[ ]	%
Other Expenses	[ ]	%
Total Annual Expenses	[ ]	%

(6)                                 Although our management fee is [      ]% (annualized) of our average daily Managed Assets, this table reflects expenses as a percentage of net assets attributable to common shares.

(7)                                 The Fund may borrow money or issue debt securities and/or preferred shares to provide the Fund with additional funds to invest. The borrowing of money and the issuance of preferred shares and debt securities represent the leveraging of our common shares. The table above assumes the Fund borrows approximately $[      ] million, which reflects leverage in an amount representing approximately [      ]% of the Fund’s Managed Assets and assumes an annual interest rate of [      ]% on the amount borrowed.

(8)                                 “Other Expenses” are based on estimated asset levels and expenses to be borne by the Fund for the Fund’s first year of operations.

(9)                                 As of the date of this prospectus, the Fund has not commenced operations.  Because it cannot be predicted whether the Fund will incur a benefit or liability in the future, a deferred income tax expense of 0.00% has been assumed.

EXAMPLE

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for the Fund’s first year of operations and assumes that the Fund issues 15,000,000 common shares.

The following example illustrates the expenses (including the sales load of $[    ] and estimated offering expenses of this offering of $[    ]) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of [       ]% of net assets attributable to common shares and (2) a 5% annual return.

	1 Year		3 Years		5 Years		10 Years
Total Expenses Incurred(1)	$	[ ]	$	[ ]	$	[ ]	$	[ ]

(1)                                 The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Shareholder Transaction Expenses and Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $[    ], or $[    ] if the underwriters exercise the overallotment option in full, after payment of the underwriting discounts and commissions and estimated offering and organizational expenses. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is anticipated to be completed within [three] months from the date of this prospectus.

THE FUND

The Fund is a newly-organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation under the laws of the State of Maryland on March 6, 2014. The Fund’s principal office is located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders.  The investment objective of the Fund is not fundamental and may be changed by the Board of Directors without shareholder approval, upon not less than 60 days prior written notice to shareholders.

An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund will earn a return on its assets.

The Fund seeks to achieve its investment objective by investing primarily in MLPs and in other Energy Infrastructure Companies. Under normal market conditions, as a principal strategy, at least 80% of the Fund’s Managed Assets will be invested in MLPs and Energy Infrastructure Companies (the “80% Policy”). The Fund may change the 80% Policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. For purposes of the 80% Policy, Energy Infrastructure Companies (i) derive at least 50% of their revenues or operating income from operating such assets or providing services for the operation of such assets, or (ii) have such assets that represent the majority of their assets.  The Fund may invest in equity securities of (i) MLPs, including preferred, common and subordinated units and general partner interests, (ii) owners of such interests in MLPs, and (iii) other Midstream Energy Companies.  The Fund is permitted to invest up to [  ]% of its Managed Assets in unregistered or otherwise restricted securities of MLPs and other Midstream Energy Companies, including securities issued by private companies.  The types of unregistered or otherwise restricted securities that the Fund may purchase include common units, subordinated units, preferred units, and convertible units of, and general partner interests in, MLPs, and securities of other public and private Midstream Energy Companies. Exposure to MLPs and Energy Infrastructure Companies through derivatives may be considered investments in MLPs and Energy Infrastructure Companies for purposes of the 80% Policy.

The Fund may invest up to 20% of its Managed Assets in fixed income securities, including below-investment grade securities. Investments in fixed income securities of MLPs and Energy Infrastructure Companies are considered investments in MLPs and Energy Infrastructure Companies for purposes of the 80% Policy.

The Fund may invest in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”).

The Fund initially intends to make opportunistic short sales of securities of approximately [5%] of the Fund’s Managed Assets. However, the Fund’s use of short sales will not exceed 25% of the Fund’s Managed Assets.

The Fund may invest in companies of any market size capitalization

The Fund may use various derivative strategies involving the purchase or sale of credit default swaps, total return swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is an instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•                                          as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•                                          as a substitute for purchasing or selling securities;

•                                          to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•                                          to manage the Fund’s portfolio characteristics.

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. As a non-fundamental policy that may be changed by the Board of Directors, the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Managed Assets. The use of borrowing techniques or preferred shares or debt to leverage the common shares may involve greater risk to common shareholders. The use of leverage may magnify the impact of changes in NAV on the holders of common shares. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the common shares. The costs of leverage will be borne solely by the common shareholders. In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed [  ]% of the Fund’s Managed Assets.

Investment Methodology of the Fund

The Investment Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The

Investment Adviser also draws upon the expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Investment Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses proprietary research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The proprietary research may include an assessment of a company’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

Description of MLPs

Master limited partnerships are entities that are publicly traded and are treated as partnerships for federal income tax purposes. Master limited partnerships are typically structured as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, gathering, processing, refining, transportation, storage, distribution and marketing of mineral or natural resources. Limited partnerships have two classes of interests: general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships typically have two classes of limited partner interests—common units and subordinated units, but certain variable rate MLPs (as described below) only have one class of limited partners interests — common units.

MLPs that have two classes of limited partnership interests (common units and subordinated units) are structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”), usually the general partner, are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. These IDRs encourage the general partner to streamline costs, make investments and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of such MLP. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owns common units, subordinated units and IDRs in addition to a general partner interest in the MLP.

In addition to the common unit and subordinated unit structure for MLPs, certain recently formed MLPs have adopted variable distribution policies. Typically, an MLP with a variable distribution will only have one class of limited partnership interests, common units, and will distribute 100% of its distributable cash flow on a quarterly basis. Such MLPs will not have an MQD and will not have subordinated units and/or IDRs. This type of distribution policy is utilized by MLPs with more exposure to commodity prices and, as a result, more variability in such MLP’s distributable cash flow.

MLPs currently operate primarily within the energy sector and include the following MLPs:

•                  Midstream MLPs own and operate the logistical assets used in the energy sector and are engaged in (a) the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline); (b) the gathering, transportation and storage of crude oil; and (c) the transportation and storage of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. MLPs may also operate ancillary businesses including the marketing of commodities and logistical services.

•                  Marine transportation MLPs provide transportation and distribution services for energy-related products through the ownership and operation of several types of vessels, such as crude oil tankers, refined petroleum product tankers, liquefied natural gas tankers, tank barges and tugboats. Marine transportation plays an important role in domestic and international trade of crude oil, refined petroleum products, natural gas liquids and liquefied natural gas and is expected to benefit from future global economic growth and development.

•                  Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids, crude oil or refined petroleum products.  Pipeline MLPs derive revenue from capacity and transportation fees.  Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature.  In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

•                  Processing MLPs are gatherers and processers of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids.  Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets.  Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and natural gas liquids commodities for a portion of revenue.

•                  Upstream MLPs are businesses engaged in the acquisition, exploitation, development and production of natural gas, natural gas liquids and crude oil. An Upstream MLP’s cash flow and distributions are driven by the amount of oil, natural gas, natural gas liquids and oil produced and the demand for and price of such commodities. As the underlying reserves of an Upstream MLP are produced, its reserve base is depleted. Most Upstream MLPs seek to maintain or expand their reserves and production through the acquisition of reserves from other companies, and the exploration and development of existing resources. Certain Upstream MLPs are structured more like royalty trusts with a defined quantity of reserves and prospective acreage at formation, which will deplete over time as the MLP’s reserves are produced.

•                  Downstream MLPs are businesses engaged in refining, marketing and other “end-customer” distribution activities related to refined energy sources, such as: customer-ready natural gas, propone and gasoline; the production and manufacturing of petrochemicals including olefins, polyolefins, ethylene and similar co-products as well as intermediates and derivatives; and the generation, transmission and distribution of power and electricity.

•                  Coal MLPs are engaged in the owning, leasing, managing and production and sale of various grades of steam and metallurgical grades of coal. The primary use of steam coal is for electric generation (steam coal is used as a fuel for steam-powered generators by electrical utilities). The primary use of metallurgical coal is in the production of steel (metallurgical coal is used to make coke, which, in turn, is used as a raw material in the steel manufacturing process.

•                  Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 6% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

•                  Natural resources MLPs include MLPs principally engaged in owning or developing non-energy natural resources, including timber and minerals.

•                  Other MLPs are engaged in owning energy assets or providing energy-related services which do not fit in the five categories listed above. Examples of business activities conducted by other MLPs include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process whereby propane is turned into propylene, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer. Each of these MLPs generates qualified income and qualifies for federal tax treatment as a partnership.

[For purposes of the Fund’s investment policies, the term “MLPs” includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP.]

Certain Investment Policies

Equity Securities of MLPs. The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

•                  Common Units. Common units represent a limited partnership interest in an MLP and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of such master limited partnership. The Fund intends to purchase common units in market transactions as well as directly from the partnership or other large unitholders in private placements. Unlike owners of common stock of a corporation, common unitholders have limited voting rights and, in most instances, have no ability to annually elect directors. MLPs typically distribute all of their distributable cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. In the more typical structure where the MLP has common units and subordinated units, the common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. Further, in the event of liquidation, common units have preference over subordinated units (but not debt or preferred units), to the remaining assets of the MLP. For MLPs that have adopted variable distribution policies, such MLPs typically do not have subordinated units. As a result, the common units of these MLPs are their only class of limited partnership interests.

•                  Subordinated Units. Subordinated units are typically issued by MLPs to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. The Fund may purchase subordinated units directly from these parties as well as newly issued subordinated units from the MLP. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which the Fund may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including MLPs with smaller capitalization or potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

•                  General Partner Interests. General partner interests of MLPs are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the MLP, and investors such as the Fund. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the unitholders of such MLP choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

•                  Incentive Distribution Rights (“IDRs”). IDRs are typically issued to the MLP’s general partner at formation and entitle the holder to receive cash distributions after the distributions to common unitholders meet certain prescribed levels. Most MLPs with IDRs entitle holders of such IDRs to receive up to 48% of incremental cash distributions after such MLP has increased its distributions to common unitholders by 50% above its MQD.

•                  I-Shares. The Fund will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Equity Securities of Publicly Traded Midstream Energy Companies. Equity securities of publicly traded Midstream Energy Companies consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities of Midstream Energy Companies generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. These securities are typically listed and traded on U.S. securities exchanges or over-the-counter. The Fund intends to invest in equity securities of publicly traded Midstream Energy Companies primarily through market transactions as well as primary issuances directly from such companies or other parties in private placements.

[Private Investment in Public Equity (“PIPES”) and other Private Securities Issued by MLPs and Similar Entities. The Fund may invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units.  The Investment Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods.]

PIPEs involve the direct placement of equity securities to a purchaser such as the Fund.  Equity issued on this manner is often unregistered and therefore less liquid than equity issued through a public offering.  Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.  The following highlights some of the reasons MLPs choose to issue equity through private placements:

•                  Effective acquisition funding vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities.  PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk.  This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.

•                  Eliminates or reduces equity overhang issues.  Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term.  An example of this is when an MLP closes a sizable acquisition funded under its credit facility or with another form of debt financing.  In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls.  Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.

•                  Broadens investors base.  Public equity offerings for MLPs are typically allocated primarily to retail investors.  Private placements allow issuers to access new pools to equity capital.  In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.

•                  Greater structural flexibility.  Certain acquisitions and organic development projects require a more structured form of equity.  For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period.  The public equity market is generally not an efficient venue to raise this type of specialized equity.  [Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs is believed by the Investment Adviser to be likely to remain an important funding component in the MLP sector.]

•                  Avoided cost and uncertainty of public equity issuance.  Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering.  The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer.  The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.

•                  More expedient process with limited marketing requirements.  Unlike public equity offerings, private placements are typically more time efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.

•                  Monetizations.  Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units.  As these units are not registered, monetization alternatives are limited.  PIPEs provide liquidity in these situations.

Many MLPs rely on the private placement market as a source of equity capital.  Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.

[Collective Investment Vehicles that Primarily Hold MLP Interests.  The Fund may invest in securities of collective investment vehicles, such as other closed-end or open-end investment companies, including exchange-traded funds, that primarily hold MLP interests.  The Fund may invest in these collective investment vehicles to the extent permitted by the 1940 Act.  The Fund may invest in such collective investment vehicles during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, during periods when there is a shortage of attractive MLP securities available in the market, or when the Investment Adviser believes share prices of such collective investment vehicles offer attractive values.  As a stockholder in a collective investment vehicle, the Fund will bear its ratable share of that collective investment vehicle’s expenses, and would remain subject to payment of any management fees and other expenses with respect to assets so invested.  Shareholder would therefore be subject to additional expenses to the extent the Fund invests in such collective investment vehicles.]

[REITS. In addition to investing in public securities of other non-MLP companies, the Fund may invest in real estate investment trusts (“REITs”).  REITs may generally be described as pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation.  The income-producing real estate properties in which Equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities.  Equity REITs can realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.  REITs are subject to management fees and other expenses.  Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations.  At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

REITs are generally not taxed on taxable income and net capital gain that they distribute to stockholders but are legislatively required to distribute at least 90% of their taxable income in order to avoid corporate level taxation.  A REIT may be subject to federal income tax if it (i) fails to distribute sufficient income, (ii) ceases to meet certain other requirements or (iii) engages in certain “prohibited transactions.”]

[Greenfield Projects.  Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies.  Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets.  The Fund may invest in the equity of greenfield projects or the secured debt of greenfield projects.  The Fund may also invest in pay-in-kind securities of greenfield projects with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash.  The Investment Adviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund will the opportunity to earn higher returns.  Greenfield projects involve less investment risk than typical private equity financing arrangements.  The primary risk involved with greenfield projects is execution risk or construction risk.  Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs.  Financing risk exists should changes in construction costs or financial markets occur.  Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.]

U.S. Government Securities. U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

High Yield Corporate Securities. High yield corporate securities generally are U.S. corporate fixed income securities, including debt securities, convertible securities and preferred stock, which have higher yields and lower ratings than fixed income instruments that are rated investment grade or are comparable to investment grade securities. High yield corporate securities are generally rated BB+/Ba1 or lower by any of the NRSROs.

Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated bonds. In addition, such lower rated securities and unrated securities of comparable quality generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issuer, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issuer, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher rated securities, and the markets in which such lower rated or unrated securities of comparable quality are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

In addition to using rating agencies and other sources, the Investment Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced. In addition, it is possible that ratings agencies might not change their ratings of a particular issuer to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower rated and unrated securities of comparable quality has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Foreign Securities and Depositary Receipts. The Fund may invest in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States. The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Registered Investment Companies/Exchange-Traded Funds. The Fund may invest in registered investment companies, including exchange-traded funds (“ETFs”), in accordance with the 1940 Act and consistent with the Fund’s investment objective. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

Generally, investments in registered investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

Exchange-Traded Notes. The Fund may invest in exchange-traded notes (“ETNs”). ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common shares (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common shares. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common shares, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common shares in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common shares, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common shares. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “ — High Yield Corporate Securities” above.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common shares underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common shares. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common shares that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common shares, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common shares, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common shares while holding an income-producing security.

Fixed Income Securities. The Fund may invest in fixed income securities such as bonds, debentures, notes, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as affiliated or unaffiliated money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common shares and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Covered Calls and Other Option Transactions.    The Fund may write call options with the purpose of generating realized gains or reducing the Fund’s ownership of certain securities. The Fund may write call options on equity securities in its portfolio (“covered calls”), in amounts up to [  ]% of the Fund’s Managed Assets. The Fund’s use of covered calls and leverage together will not exceed [  ]% of the Fund’s Managed Assets. At the time the call option is sold, the writer of the call option receives a premium from the buyer of such call option. Any premiums received by the Fund from writing options may result in short-term capital gains. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns. When the Fund sells a call option, it generates short-term gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option and retains the risk of loss if the underlying security declines in value. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” A call option whose strike price is below the current price of the underlying stock is called “in-the-money.”

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on transactions in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing purchase transactions in particular options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Derivatives. The Fund may use various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•                                          as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

•                                          as a substitute for purchasing or selling securities;

•                                          to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

•                                          to manage the Fund’s portfolio characteristics.

For a further description of such derivative instruments, see “The Fund — Additional Investment Policies” in the SAI.

Credit Default Swaps. The Fund may enter into credit default swap contracts for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. If the Fund sells credit protection through a credit default swap, although the Fund may not be required to pay the par (or other agreed upon) value of the referenced debt obligation absent a default on the referenced debt obligation, a credit downgrade or other indication of financial deterioration with respect to the Fund or the issuer of the reference obligation may cause the value of the credit default swap to decrease, causing a loss to the Fund, and may also require the Fund to deposit additional margin, possibly requiring it to sell other assets at disadvantageous times or prices.

Total Return Swaps. The Fund may enter into total return swaps. In a total return swap, the Fund pays another party a fixed or floating short-term interest rate and receives in exchange the total return of a portfolio of underlying securities. In entering into a total return swap, the Fund would obtain investment exposure to the portfolio of underlying securities in return for no initial payment or an initial payment that is substantially less than the aggregate purchase price of the underlying securities (the notional amount of the swap). If the other party to a total return swap defaults, the Fund’s risk of loss generally consists of the net amount of total return payments that the Fund is contractually entitled to receive. The Fund bears the risk of default on the underlying loans or debt securities or other assets constituting the underlying securities, based on the notional amount of the swap. The Fund may use total return swaps for leverage, hedging or investment purposes.

Short Sales. The Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, the Fund will not sell short more than [25]% of the Fund’s Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. The Fund may make short sales against the box without respect to such limitations.

The Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund. Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common shares sold short.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Investment Adviser or with the Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Fund replaces the borrowed security. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Investments. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Directors (each member of the Board of Directors individually a “Director”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.

While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Bank Loans, Assignments, and Participations. Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Investment Adviser will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, Commission interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Temporary Defensive Investments. Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in MLPs and Energy Infrastructure Companies, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases restricted under applicable law. See “Investment Restrictions” in the SAI. The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Further information on the investment objective and policies of the Fund are set forth in the SAI.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may cause the Fund to generate short-term, rather than long-term capital gains.

LEVERAGE

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. As a non-fundamental policy that may be changed by the Board of Directors upon 60 days’ written notice to the Fund’s shareholders, the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Managed Assets. However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue preferred shares or debt securities or borrow unless the Investment Adviser expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings.

In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed [  ]% of the Fund’s Managed Assets.

The Fund expects to obtain leverage through borrowings during its first year of operations representing approximately [  ]% of the Fund’s Managed Assets.

The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Investment Adviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). The Fund’s leveraging strategy may not be successful. By leveraging its investment portfolio, the Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks to common shareholders, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Fund’s liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Fund’s NAV and the market price of, and distributions on, the Fund’s common shares, and higher expenses. In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or upon liquidation. Holders of preferred shares and debt securities may have voting rights in addition to, and separate from, the voting rights of common shareholders. The holders of preferred shares or debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations.

Because the Investment Adviser’s advisory and administration fees are based upon a percentage of the Fund’s Managed Assets, which include assets attributable to any outstanding leverage, these fees are higher when the Fund is leveraged and the Investment Adviser will have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser, on the one hand, and the common shareholders, on the other hand. The Fund’s Board of Directors monitors any such potential conflicts of interest on an ongoing basis. See “Risk Factors and Special Considerations — Leverage Risk.”

The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the Investment Adviser, subject to the supervision of the Board of Directors, seeks to invest the Fund’s Managed Assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the stated interest rate on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its common shareholders will reflect the decline in the value of portfolio holdings resulting therefrom to a greater extent than if the Fund were not leveraged.

The Investment Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares or debt securities involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Fund.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s Managed Assets). Under the 1940 Act, the

Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. In general, the Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Investment Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Adviser otherwise views as favorable.

Effects of Leverage

Assuming that leverage will represent approximately [   ]% of the Fund’s Managed Assets, the rate of return on the Fund’s investments would need to exceed [    ]% in order to cover the leverage costs on the borrowings.

The following table is furnished in response to requirements of the Commission and illustrates the effect of leverage on common share total return, assuming investments portfolio returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risk Factors and Special Considerations.” The table further reflects the use of leverage representing [    ]% of the Fund’s Managed Assets and the Fund’s currently projected annual leverage expense of [     ]% on the amount borrowed.

Assumed Portfolio Return (Net of Expenses)	-10%		-5%		0%		5%		10%
Corresponding Common Shares Return	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%

The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its securities investments is entirely offset by losses in the value of those securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully read and consider the following risk factors, together with the other information contained in this prospectus and the SAI. At any point in time, an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund common shares could decline significantly and you could lose all or a part of your investment. There is no assurance that the Fund will achieve its investment objective.

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund’s common shares has no history of public trading.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Fund represents an indirect investment in MLPs, other Midstream Energy Companies and other securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets.  An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. The value of these publicly traded securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund. Your investment in the Fund at any point in time may be worth less than your original investment, even after taking into account the reinvestment of distributions. The Fund is primarily a long-term investment vehicle and should not be used for short-term trading.

Risks of Investing in MLP Units

An investment in MLP units involves risks which differ from an investment in common stock of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  The Fund is not responsible for operating MLPs and similar entities and cannot control or monitor their compliance with applicable tax, securities and other laws and regulations necessary for the profitability of such investments.  Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Furthermore, the structures and terms of the MLPs and other entities described in this prospectus may not be indicative of the structure and terms of every entity in which the Fund invests. Although the energy sector has grown significantly in recent years, such market trends may not continue due to economic conditions, which are not predictable, or other factors. In addition, certain conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. Conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit quarterly distributions that exceed specified threshold levels above an established minimum amount (“minimum quarterly distribution” or “MQD”). Due to the incentive distribution rights, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of incentive distribution rights to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

Energy Sector Risk

The Fund’s concentration in the energy and energy infrastructure industries may present more risk than if it were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy sector, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy and energy infrastructure industries. At times, the performance of companies in the energy sector may lag the performance of other industries or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:

Supply and Demand Risk.    MLPs and other Energy Companies could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, mining, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; volumes of imports or exports; international politics, policies of the Organization of the Petroleum Exporting Countries (“OPEC”); and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Commodity Pricing Risk.    The operations and financial performance of MLPs and other Energy Companies. Energy Companies may be directly affected by energy commodity prices, especially those MLPs and other Energy Companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of MLPs and other Energy Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs and other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts which may adversely affect the performance of MLPs and other Energy Companies.

Lack of Diversification of Customers and Suppliers Risk.  Certain Energy Companies depend upon a limited number of customers for substantially all of their revenue.  Similarly, certain Energy Companies depend upon a limited number of suppliers of goods or services to continue their operations.  The loss of any such customers or suppliers could materially adversely affect such Energy Companies’ results of operations and cash flow, and their ability to make distributions to unit holders, such as the Fund, would therefore be materially adversely affected.

Regulatory Risk.    MLPs and other Energy Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs and other Energy Companies.

In particular, changes to laws and increased regulations or enforcement policies as a result of oil spills, such as the Macondo oil spill in the Gulf of Mexico, onshore oil pipeline spills or spills attributable to railroad accidents may adversely affect the financial performance of MLPs and other Energy Companies. Additionally, changes to laws and increased regulation or restrictions to the use of hydraulic fracturing or the disposal of wastewater associated with hydraulic fracturing and production from unconventional reserves may adversely impact the ability of Energy Companies to economically develop oil and natural gas resources and, in turn, reduce production for such commodities and adversely impact the financial performance of MLPs and other Energy Companies.

The operation of energy assets, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including Resource Conservation and Recovery Act (“RCRA”), Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

The Environmental Protection Agency (“EPA”) and federal, state and local governmental agencies may enact laws that prohibit or significantly regulate the operation of energy assets. For instance, increased regulatory scrutiny of hydraulic fracturing, which is used by Energy Companies to develop oil and natural gas reserves, could result in additional laws and regulations governing hydraulic fracturing or, potentially, prohibit the action. Increased regulatory scrutiny of disposal of wastewater, which is a byproduct of hydraulic fracturing and production of unconventional reserves and must be disposed, could result in additional laws or regulations governing such disposal activities. While the Fund is not able to predict the likelihood of such an event or its impact, it is possible that additional restrictions on hydraulic fracturing or wastewater disposal could result in a reduction in production of oil, natural gas and natural gas liquids. The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. MLPs and Midstream Energy Companies have increasingly focused on the construction of midstream assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of MLPs and Midstream Energy Companies.

There is an inherent risk that MLPs may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance or recover these costs in the rates it charges customers.

Depletion Risk.    Most MLPs and other Midstream Energy Companies are engaged in the transporting, storing, distributing and processing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal on behalf of shippers. In addition, some MLPs and other Midstream Energy Companies are engaged in the production of such commodities. Energy reserves naturally deplete as they are produced over time, and to maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of MLPs and other Midstream Energy Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as they are produced. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Reserve Risks.    Energy Companies engaged in the production of natural gas, natural gas liquids, crude oil and other energy commodities are subject to overstatement of the quantities of their reserves based upon any reserve estimates that prove to be inaccurate, that no commercially productive amounts of such energy commodities will be discovered as a result of drilling or other exploration activities, the curtailment, delay or cancellation of exploration activities are as a result of a unexpected conditions or miscalculations, title problems, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment, and operational risks and hazards associated with the development of the underlying properties, including natural disasters, blowouts, explosions, fires, leakage of such energy commodities, mechanical failures, cratering, and pollution.

Industry Specific Risks

MLPs and other companies operating in the energy sector are also subject to risks that are specific to the industry they serve.

Midstream.    MLPs and other Midstream Energy Companies that operate midstream assets are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others. Further, MLPs and other Midstream Energy Companies that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Marine Transportation.    MLPs and other Midstream Energy Companies with marine transportation assets are exposed to many of the same risks as other MLPs and Midstream Energy Companies. In addition, the highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the revenues, profitability and cash flows of such companies in the Fund’s portfolio. Fluctuations in charter rates result from changes in the supply and demand for vessel capacity and changes in the supply and demand for certain energy commodities. Changes in demand for transportation of commodities over longer distances and supply of vessels to carry those commodities may materially affect revenues, profitability and cash flows. The value of marine transportation vessels may fluctuate and could adversely affect the value of marine transportation company securities in the Fund’s portfolio. Declining marine transportation values could affect the ability of marine transportation companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting such company’s liquidity. Marine transportation company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with marine transportation lanes and result in market disruptions and a significant reduction in cash flow for the marine transportation companies in the Fund’s portfolio.

Coal.    MLPs with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of domestic and foreign factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, declines in production, mining accidents or catastrophic events, health claims and economic conditions, among others. In light of increased state and federal regulation, it has been increasingly difficult to obtain and maintain the permits necessary to mine coal. Further, such permits, if obtained, have increasingly contained more stringent, and more difficult and costly to comply with, provisions relating to environmental protection.

Exploration and Production.    MLPs and other Energy Companies that own oil and gas reserves are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. Substantial downward adjustments in reserve estimates could have a material adverse effect on the value of such reserves and the financial condition of such company. In addition, due to natural declines in reserves and production, energy companies must economically find or acquire and develop additional reserves in order to maintain and grow their production levels and cash flow. Further, the U.S. royalty trusts in which the Fund invests have a finite amount of assets and cannot develop additional resources. Consequently, production and cash flow for these companies will decline over time.

Propane.    MLPs with propane assets are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, customer conservation and increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Refining.    MLPs and other Energy Companies that operate refining assets are subject to many of the same risks as other MLPs and other Energy Companies that operate midstream assets. In addition, the fluctuations in commodity prices and the price relationship between certain commodities (for instance, the price of crude oil and the price of gasoline) will impact the financial results of MLPs and other Energy Companies that operate refining assets.

Other.    MLPs and other Energy Companies that operate other energy related assets are subject to many of the same risks as other MLPs and Energy Companies that operate midstream assets, coal assets and refining assets. Examples of such types of other energy-related assets include: (i) retail gasoline distribution, (ii) production of sand used as a proppant in the production of crude oil and natural gas (“frac sand”), (iii) production of coke, which is used as a raw material in the steelmaking process, (iv) propane dehydrogenation, a process whereby propane is turned into propylene, (v) the mining of soda ash, which is a raw material used to make glass, detergents and other chemicals, (vi) the manufacturing of methanol, which is used as a fuel additive as well as in various chemical applications and (vii) the manufacturing of ammonia, which is a raw material used to make fertilizer.

Tax Risks of Investing in Equity Securities of MLPs

The Fund’s ability to meet its investment objective will depend, in part, on the level of taxable income and distributions and dividends it receives from the MLP securities in which it invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would likely be reduced and distributions received by the Fund would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Additionally, treatment of an MLP as a corporation for federal income tax purposes would likely result in a reduction in the after-tax return to the Fund, likely causing a decline in the value of the Fund’s assets.

Recent legislative efforts to change tax laws to simplify the tax code and increase corporate tax receipts could result in proposals to eliminate “pass through entities” for tax purposes. The Fund cannot predict the likelihood of any such changes. Such legislation, if approved by Congress, could result in MLPs no longer being treated as partnerships for tax purposes.

Non-Diversification Risk

The Fund is a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities the Fund holds.

Catastrophic Event Risk

MLPs and other Energy Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in the 2010 Macondo oil spill) and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of certain assets owned by such MLP or other Energy Company. MLPs and other Energy Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and, therefore, accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. The Fund expects that increased governmental regulation to mitigate such catastrophic risk such as the recent oil spills referred to above, could increase insurance premiums and other operating costs for MLPs and other Energy Companies.

Acquisition Risk

The abilities of MLPs and other Midstream Energy Companies to grow and to increase cash distributions to unitholders can be highly dependent on their ability to make acquisitions that result in an increase in cash flows. In the event that MLPs and other Midstream Energy Companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates and negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs and other Midstream Energy Companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in cash flow. Any acquisition involves risks, including, among other things: mistaken assumptions about volumes, revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management’s attention from other business concerns; unforeseen difficulties operating in new product or geographic areas; and customer or key employee losses at the acquired businesses.

Affiliated Party Risk

Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by a MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make interest payments and distributions.

Dependence on Limited Number of MLP Customers and Suppliers

Certain MLPs and other Midstream Energy Companies in which the Fund may invest depend upon a limited number of customers for a majority of their revenue. Similarly, certain MLPs and other Midstream Energy Companies in which the Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of any such customers or suppliers could materially adversely affect such MLPs’ and other Midstream Companies’ results of operation and cash flow, and their ability to make distributions to stockholders could therefore be materially adversely affected.

Delay in Use of Proceeds

Although the Fund intends to invest the proceeds of this offering in accordance with its investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and other Midstream Energy Companies may, at times, be less liquid than the market for other securities. Pending such investment, the proceeds of the offering may temporarily be invested in cash, cash equivalents, short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Income the Fund receives from these securities would likely be less than returns and yields sought pursuant to the Fund’s investment objective and policies.

Political Instability Risk

MLPs and other Midstream Energy Companies in which the Fund may invest are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including the upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline and other energy infrastructure, production facilities and transmission and distribution facilities, may be targeted in future terrorist attacks. Internal unrest, acts of violence or strained relations between a government and energy companies or other governments may affect the operations and profitability of MLPs and other Midstream Energy Companies, particularly marine transportation companies, in which the Fund invests. Political instability in other parts of the world may also cause volatility and disruptions in the market for the securities of MLPs and other Midstream Energy Companies, even those that operate solely in North America.

Weather Risks

Weather conditions and the seasonality of weather patterns play a role in the cash flows of certain MLPs and other Midstream Energy Companies. MLPs in the propane industry, for example, rely on the winter heating season to generate almost all of their cash flow. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs and other Midstream Energy Companies can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in the last decade, demonstrate that no amount of preparation can protect an MLP or Midstream Energy Company from the unpredictability of the weather. The damage done by extreme weather also may serve to increase insurance premiums for energy assets owned by MLPs and other Midstream Energy Companies, could significantly increase the volatility in the supply of energy-related commodities and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Cash Flow Risk

A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available to pay its debt and equity holders depends upon the amount of cash flow generated from the company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the company’s operations and factors affecting the energy industry in general. In addition to the risk factors described herein, other factors which may reduce the amount of cash an MLP or other Midstream Energy Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs. Further, covenants in debt instruments issued by MLPs and other Midstream Energy Companies in which the Fund intends to invest may restrict distributions to equity holders or, in certain circumstances, may not allow distributions to be made to equity holders.

Concentration Risk

The Fund’s investments are concentrated in the energy and energy infrastructure industries. The focus of the Fund’s portfolio on specific industries within the energy sector may present more risks than if its portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. To the extent that the Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Capital Markets Risk

Global financial markets and economic conditions have been, and continue to be, volatile. As a result of this, MLPs and other Midstream Energy Companies may be unable to obtain new debt or equity financing on acceptable terms or at all when market conditions are most volatile. If funding is not available when needed, or is available only on unfavorable terms, MLPs and other Midstream Energy Companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs and other Midstream Energy Companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Equity Securities Risk

A substantial percentage of the Fund’s assets will be invested in equity securities of MLPs and other Midstream Energy Companies. Such securities may be subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which the Fund has exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of MLPs and other Midstream Energy Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP units and other Midstream Energy Company equity securities may be sensitive to rising interest rates given their yield-based nature. In addition, MLP and other Midstream Energy Company equity securities held by the Company may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk

Certain of the MLPs and other Midstream Energy Companies in which the Fund invests may have comparatively smaller capitalizations than other companies whose securities are included in major benchmark indexes. Investing in the securities of smaller MLPs and other Midstream Energy Companies presents some unique investment risks. These MLPs and other Midstream Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs and other Midstream Energy Companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs and other Midstream Energy Companies may be less liquid than those of larger MLPs and other Midstream Energy Companies and may experience greater price fluctuations than larger MLPs and other Midstream Energy Companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand. This means that the Fund could have greater difficulty selling such securities at the time and price that it would like.

[Canadian Income Equities Risk

The Fund currently expects that its investments in Canadian Income Equities will be, under normal market conditions, between [      ]% to [      ]% of its Managed Assets. Canadian Income Equities share many of the risks inherent in investing in equity securities and are                       also subject to the risks specific to the energy sector and energy utilities industries described above. In many circumstances, the Canadian Income Equities in which the Fund may invest have limited operating histories. The value of Canadian Income Equities in which the Fund may invest are influenced by factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry. The Canadian tax treatment of certain income that allowed income to flow through to investors and be taxed only at the individual level changed beginning in 2011. In general, Canada now imposes a withholding tax on the distributions as if the distributions were dividends.

The distribution tax could have a material impact on the current market value of Canadian Income Equities and could limit cash distributions to the Fund.]

[Risk of Investment in Mexican Securities

Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) less liquidity and smaller market capitalization; (2) greater currency fluctuations; (3) higher rates of inflation and domestic interest rates; and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.  The Mexican securities market is not as large or as active as the securities markets in the United States. Generally, the Mexican securities market is characterized by a relatively small number of actively traded issuers and high price volatility. This may affect the rate at which the Fund is able to invest in listed Mexican securities, the purchase and sale prices for such securities and the timing of conversions, purchases and sales.

There is less publicly available information about the issuers of certain Mexican securities than is regularly published by issuers in the United States, although some Mexican companies whose shares trade in U.S. markets comply with U.S. regulations. Also, there is generally less government supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States. Mexican corporate laws regarding fiduciary responsibility and protection of stockholders are less developed than those in the United States.

The Fund is subject to the risk of political and economic instability with respect to its investments in Mexico. Risk also exists in regards to the security situation in Mexico and the possibility that government expenditures required to combat the violence may divert resources away from other productive uses, such as economic development and related initiatives. The Fund’s Investment Adviser believes that Mexico’s prevailing stable economic environment, as well as the generally positive performance of Mexican listed companies and financial markets, are indicators that investors in Mexico are decoupling the security situation from their investment decisions, and that with the exception of the impact in a few tourist destinations, the security situation has not significantly affected the Mexican economy and financial markets. However, the Investment Adviser cannot state that this will continue to be the case in the future.]

Debt Securities Risks

Debt securities in which the Fund invests are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk and other risks, depending on the quality and other terms of the debt security.

Credit Risk

An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value. Additionally, the Fund may purchase a debt security that has payment-in-kind interest, which represents contractual interest added to the principal balance and due at the maturity date of the debt security in which the Fund invests. It is possible that by effectively increasing the principal balance payable or deferring cash payment of such interest until maturity, the use of payment-in-kind features will increase the risk that such amounts will become uncollectible when due and payable.

Prepayment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

High Yield (“Junk”) Securities Risk

Investors should recognize that below investment grade and unrated securities in which the Fund will invest have speculative characteristics. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund’s common shares.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to the Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the NRSROs represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by the Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Investment Adviser to evaluate potential investments.

Inflation, Interest Rate and Bond Market Risk

The value of certain fixed income securities in the Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. The Fund’s use of leverage, as described herein, will tend to increase common share interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common shares and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common shares. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful. As the Fund grows in size, the positive effect of IPO investments may decrease.

[Risks Associated with a Private Investment in a Public Entity (“PIPE”) Transaction

PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until the Fund can sell such securities into the public markets, its holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act.]

Privately Held Company Risk

Investing in privately held companies involves risk. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. In addition, the securities of privately held companies are generally illiquid.

Short Sales Risk

The Fund may use short sales of up to [25]% of its total assets for investment and risk management purposes. The Fund may take short positions in securities that the Investment Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. The Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy.

Short sales are transactions in which the Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The Commission recently proposed certain restrictions on short sales. If the Commission’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Tax Risks

In addition to other risk considerations, an investment in the Fund will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail in this prospectus. The federal, state, local and foreign tax consequences of an investment in and holding of the Fund will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect them.

The Fund cannot assure you what percentage of the distributions paid on the Fund’s common stock, if any, will be treated as qualified dividend income or return of capital or what the tax rates on various types of income or gain will be in future years. New legislation could negatively impact the amount and tax characterization of distributions received by the Fund’s common stockholders. Under current law, qualified dividend income received by individual stockholders is taxed at a maximum federal tax rate of 20% for individuals, provided a holding period requirement and certain other requirements are met. In addition, certain recent proposals have called for the elimination of tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which the Fund invests and the energy sector generally.

Deferred Tax Risks

As a limited partner in the MLPs in which the Fund invests, the Fund will be allocated its distributive share of income, gains, losses, deductions, and credits from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund will incur a current tax liability on its distributive share of an MLP’s income and gains that is not offset by tax deductions, losses, and credits, or its capital or net operating loss carryforwards or other applicable deductions, if any. The percentage of an MLP’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to the Fund.

The Fund relies to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated capital or deferred taxes. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund  modifies its estimates or assumptions regarding its deferred taxes.

Deferred Tax Risks of Investing in the Fund’s Securities

A reduction in the return of capital portion of the distributions that the Fund receives from its portfolio investments or an increase in its earnings and profits and portfolio turnover may reduce that portion of the Fund’s distribution treated as a tax-deferred return of capital and increase that portion treated as a dividend, resulting in lower after-tax distributions to common stockholders.

Valuation Risk

Market prices may not be readily available for certain of the Fund’s investments in restricted or unregistered investments in public companies or investments in private companies. The value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Fund may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

Leverage Risk

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund’s common shares. As a non-fundamental policy, the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Managed Assets. However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. See “Leverage.” Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•                                          the likelihood of greater volatility of NAV and market price of and distributions on the Fund’s common shares;

•                                          fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt;

•                                          increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•                                          the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed [  ]% of the Fund’s Managed Assets.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

The Fund will pay (and the common shareholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common shares.

The Fund’s leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Investment Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s Managed Assets, which may create an incentive for the Investment Adviser to leverage the Fund.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common shares has historically generated higher average returns over time than fixed income securities, common shares has also experienced significantly more volatility in those returns.

Foreign Securities Risk

The Fund may invest in securities or instruments of issuers domiciled or organized in jurisdictions other than the United States.  Foreign Securities are only traded in foreign markets and are not subject to the requirements of the U.S. securities laws, markets and accounting requirements. Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase ADRs, GDRs and EDRs. Generally, ADRs in registered form are U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

Foreign Currency Risk

The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent the Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Risks Associated with Covered Calls and Other Option Transactions

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the OCC may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk

The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. This limitation on covered call writing may impact the Fund’s ability to make distributions to the Fund’s shareholders.

Special Risks of Derivative Transactions

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the swaps, options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of swaps, options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•                                          dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•                                          imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•                                          the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•                                          the possible absence of a liquid secondary market for any particular instrument at any time;

•                                          the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•                                          the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•                                          the creditworthiness of counterparties.

Forward Currency Exchange Contracts. There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

Liquidity Risk. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

Risks Associated with Position Limits Applicable to Derivatives. The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules and the recently adopted CFTC regulations, all accounts owned or managed by advisers, such as the Investment Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Investment Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Investment Adviser on behalf of the Fund. There can be no assurance that the Investment Adviser will liquidate positions held on behalf of all the Investment Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Fund.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as ‘futures commission merchants’ to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the common shares will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the Fund’s common shares should not view the Fund as a vehicle for trading purposes.

Illiquid Investments Risk

The Fund may invest in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund’s obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

Risks Associated With Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of total return, with an emphasis on income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk

The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk

The terrorist attacks on domestic U.S. targets on September 11, 2001, the wars in Iraq and Afghanistan, instability in the Middle East, and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the wars and occupations cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s common shares.

The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest itself from certain investments. Any of these developments could reduce the profitability of the Fund by exposing it to additional costs, taxes, liabilities, enforcement actions and reputational risk. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. The Investment Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Potential Conflicts of Interest Risk

The Investment Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the

Investment Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Investment Adviser and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Adviser and its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Adviser or its affiliates achieve profits. The Investment Adviser has informed the Fund’s Board of Directors that the investment professionals associated with the Investment Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Adviser and its affiliates in a fair and equitable manner.

Anti-Takeover Provisions Risk

The Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s charter classifies the Fund’s Board of Directors into three classes, serving staggered three-year terms, and authorizes the Board of Directors to cause the Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more series of shares, including preferred shares, may set the terms of each class or series and may authorize the Fund to issue the newly-classified or reclassified shares. The Board of Directors may, without any action by the Fund’s shareholders, amend the Fund’s charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has the authority to issue.

These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.

Small- and Mid-Capitalization Company Risk

The Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, the Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Preferred Securities Risk

There are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common shares or U.S. government securities.

Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Investment Companies/Exchange-Traded Funds Risk

The Fund may invest in the securities of other investment companies, including ETFs, to the extent permitted by the 1940 Act. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

Exchange-Traded Notes Risk

ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The decision to sell ETN holdings may be limited by the availability of a secondary market.

Portfolio Turnover Risk

The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, are expected to result in portfolio turnover that is higher than that of many investment companies. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Issuer Risk

Issuer risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of a dividend may decline for reasons related to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition there may be limited public information available for the Investment Adviser to evaluate foreign issuers.

Risks Associated With Status as a Regulated Investment Company

The Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

Risks Associated with Recent Commodity Futures Trading Commission Rulemaking

The Investment Adviser has claimed an exclusion from definition of the term “commodity pool operator” in accordance with Rule 4.5 promulgated by the CFTC with respect to the Fund, so that the Investment Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Investment Adviser, the Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify for the exclusion, the Investment Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.

Investment Restrictions Risk

[The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred shares or debt securities or borrow money in the future, it may become subject to rating agency guidelines in order to obtain and maintain a desired rating on its preferred shares, or may be subject to covenants in borrowing agreements that are more limiting than its fundamental investment restrictions.]

Temporary Defensive Strategies Risk

Although under normal market conditions the Fund intends to invest at least 80% of its Managed Assets in MLPs and Energy Infrastructure Companies, when the Investment Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. To the extent that the Fund invests defensively, it may not achieve its investment objective.

MANAGEMENT OF THE FUND

General

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including, but not limited to, agreements with the Investment Adviser, the Fund’s custodian, the Fund’s administrator, and the Fund’s transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser, subject to the supervision of the Board of Directors.

The Investment Adviser

Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $[    ] billion of assets under management as of [   ], 2014. Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Board of Directors, is responsible for the investment management of the Fund, including making investment decisions and placing orders to buy, sell or hold particular securities. The Investment Adviser also serves as investment adviser to various other closed-end funds. As of [    ], 2014, the Investment Adviser and its affiliates had approximately $[    ] billion in assets under management. The Investment Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. The portfolio managers have deep operational and direct experience investing in infrastructure assets and will be supported by a team of investment professionals with extensive investment experience.  In addition, the investment team will be supplemented by the broader infrastructure investment platform of Brookfield Asset Management and its affiliates.  Brookfield Investment Management will access its parent company’s expertise as an owner/operator of companies and assets in order to refine its understanding of industry conditions and business dynamics.

As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to [     ]% of the Fund’s average daily total Managed Assets. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average daily values placed on the Managed Assets of the Fund as determined at the close of business on each day throughout the month.

A discussion regarding the basis for the approval of the Investment Advisory Agreement by the Board of Directors will be available in the Fund’s annual or semi-annual report to shareholders after the Fund commences operations.

The Advisory Agreement

Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors.

For services rendered by the Investment Adviser on behalf of the Fund under the Investment Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly, equal on an annual basis to [     ]% of the Fund’s average daily total Managed Assets. The fee paid by the Fund may be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

In accordance with the terms of the Investment Advisory Agreement, the Investment Advisory Agreement remains in effect for an initial term of two years, and continue in effect thereafter for successive annual periods so long as such continuance is specifically approved at least annually: (i) by the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

See “Management of the Fund” in the SAI for further information about the Fund’s investment advisory arrangements.

Portfolio Management

Craig Noble, CFA, is co-Portfolio Manager for the Fund and CEO and Co-Chief Investment Officer of Brookfield Investment Management as well as Portfolio Manager for Brookfield’s global infrastructure securities business.  Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the firm’s public equity and credit securities investment strategies.  Additionally, Mr. Noble is a portfolio manager for the firm’s global infrastructure securities platform, which he has led since its inception in 2008.  Mr. Noble has over 16 years of investment experience and has held multiple positions within Brookfield over the last 10 years, including significant roles within capital markets activities and infrastructure investment.  Prior to this, Mr. Noble spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance.  Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from York University’s Schulich School of Business and a Commerce degree from Mount Allison University.

Sam Arnold, CFA, is co-Portfolio Manager for the Fund and Portfolio Manager for Brookfield’s global infrastructure securities business. Mr. Arnold is responsible for coverage of the North American infrastructure market as well as the development and growth of Brookfield’s listed infrastructure strategies. Mr. Arnold has 16 years of infrastructure investment experience, including sell-side research and analysis in the U.S. pipeline sector at Credit Suisse.  Additionally, Mr. Arnold was previously an analyst for a long/short energy infrastructure fund at a Chicago-based multi-strategy hedge fund.  Trained as an engineer, Mr. Arnold began his career with Exxon USA, where he spent six years focusing on the design, construction, and operation of energy infrastructure assets. Mr. Arnold holds the Chartered Financial Analyst designation and has an MBA from Tulane University and a BS with honors in Civil Engineering from the University of Illinois.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Administrator

Pursuant to an administration agreement (the “Administration Agreement”), the Investment Adviser also performs various administrative services to the Fund, including, among other responsibilities, the preparation and coordination of reports and other materials to be supplied to the Board of Directors; prepare and/or supervise the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervise and monitor the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Fund’s other service providers; review and adjust as necessary the Fund’s daily expense accruals; monitor daily, monthly and periodic compliance with respect to the federal and state securities laws; and send periodic information (i.e., performance figures) to service organizations that track investment company information.

For its services under the Administration Agreement, the Investment Adviser receives from the Fund an annual fee equal to [          ]% of its average daily Managed Assets, payable monthly by the fifth day of the next month.

[The Investment Adviser has entered into a distribution agreement with TSC and its affiliated broker-dealer, TSC Distributors, under which TSC and TSC Distributors provide assistance to the Investment Adviser with respect to the Fund’s common shares and shareholder services. The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Fund). The services provided by TSC and TSC Distributors to the Investment Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.]

Sub-Administrator

Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), the Sub-Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives a fee from the Investment Adviser, as administrator to the Fund.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and compensation payable to the Sub-Administrator, pursuant to the Investment Advisory Agreement and Administration Agreement, respectively, as well as the fees of all Directors of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, organizational expenses, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees, costs of printing proxies, shareholder reports, charges of the Fund’s custodian, charges of the Fund’s fund accountant, charges of the transfer agent and dividend disbursing agent, Commission fees, expenses of directors’ and shareholders’ meetings, fees and expenses of Directors who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation (if approved by the Board of Directors), fidelity bond coverage for the Fund’s officers and employees, Directors and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The initial distribution is expected to be declared approximately [  ] days and paid approximately [  ] to [  ] days after completion of the offering. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the Fund’s common shareholders if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available for distribution. To permit the Fund to maintain more stable monthly distributions, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the Fund’s fiscal year. See “Distributions and Dividends” in the SAI.

Excluding the impact of any realized gains or realized losses, the Fund expects that a portion of its distributions to common shareholder may constitute a non-taxable return of capital distribution.  If the Fund makes distributions from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to shareholders in the current period as ordinary income for federal income tax purposes and would be eligible for the lower tax rates applicable to qualified dividend income of non-corporate taxpayers under current law.  If such distributions exceed the Fund’s current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common shareholders basis in the Fund’s common shares and will result in a reduction of such basis. To the extent such excess exceeds a common shareholder’s basis in the Fund’s common shares, such excess will be taxed as capital gain. A “return of capital” represents a return of a shareholder’s original investment in Fund shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common shares, a holder of the Fund’s common shares generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common shareholder and the common shareholder’s federal income tax basis in the Fund’s common shares sold, as adjusted to reflect return of capital. See “Taxation.”

In the event that the total distributions on the Fund’s common shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder’s tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in the common shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential loss on the sale of the shares.

DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, USBFS, in additional common shares. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a shareholder to have their cash distribution reinvested in the Fund’s common shares. Unless you or your brokerage firm decides to opt out of the Plan, the number of common shares you will receive will be determined as follows:

(1)                                 The number of shares to be issued to a shareholder shall be based on share price equal to 95% of the closing price of the Fund’s common shares one day prior to the distribution payment date.

(2)                                 The Board of Directors may, in its sole discretion, instruct the Fund to purchase common shares in the open market in connection with the implementation of the Plan as follows: if the Fund’s common shares is trading below NAV at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the NAV at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the NAV at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common shares issued by the Fund.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. See “Taxation.”

If you hold common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

DESCRIPTION OF SHARES

The following description is based on relevant portions of the Maryland General Corporation Law and on the Fund’s charter and Bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and the charter and Bylaws for a more detailed description of the provisions summarized below.

The Fund’s authorized shares consists of 1,000,000,000 shares, par value $0.001 per share, all of which is initially classified as common shares. There is currently no market for the common shares, and the Fund can offer no assurances that a market for the shares will develop in the future. The common shares is expected to be listed on the [    ], subject to notice of issuance, under the symbol “[    ].” Under Maryland law, the Fund’s shareholders generally are not personally liable for the Fund’s debts or obligations.

Under the Fund’s charter, the Board of Directors is authorized to classify and reclassify any unissued shares into other classes or series and authorize the issuance of shares without obtaining shareholder approval. As permitted by the Maryland General Corporation Law, the Fund’s charter provides that a majority of the entire Board of Directors, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.

Common Shares

All shares of the Fund’s common shares have equal voting rights and equal rights as to earnings, assets and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of the Fund’s common shares if, as and when authorized by the Board of Directors and declared by the Fund out of funds legally available therefor. Common shares have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of the Fund’s liquidation, dissolution or winding up, each common share would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund’s preferred shares, if any preferred shares are outstanding at such time. Except as provided with respect to any other class or series, each share of the Fund’s common shares is entitled to one vote on all matters submitted to a vote of shareholders, including the election of Directors and the holders of the Fund’s common shares will possess exclusive voting power. Directors are elected by a majority of the votes entitled to be cast in the election of Directors. There is no cumulative voting in the election of Directors, which means that holders of a majority of the outstanding common shares can elect all of the Fund’s Directors, and holders of less than a majority of such shares will be unable to elect any Director.

Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s NAV per share will be reduced immediately following the offering of common shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund generally do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares is designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

Leverage

The Fund currently intends to use leverage to seek to achieve its investment objective. The Fund currently anticipates obtaining leverage through borrowings from banks and/or other financial institutions. Although the Fund may issue preferred shares or debt securities, it has no current intention to do so for at least the Fund’s first year of operations. As a non-fundamental policy, the Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Managed Assets. However, the Board of Directors reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act. There can be no assurance that preferred shares representing such percentage, or any percentage, of the assets of the Fund will actually be issued.

In addition, the Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Fund’s leverage limits. The Fund’s total leverage, either through traditional leverage or effective leverage, will not exceed [  ]% of the Fund’s Managed Assets.

The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares into other classes or series of stock, including preferred shares, without the approval of the holders of the Fund’s common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. The Fund may elect to issue preferred shares as part of a leverage strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s common shares or otherwise be in their best interest.

As provided in the 1940 Act and subject to certain exceptions, the Fund intends to issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. Any such debt or preferred shares may be convertible in accordance with Commission guidelines, which may permit the Fund to obtain leverage at attractive rates.

The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on these leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced.

Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on these leveraged assets, the NAV of the Fund will be diminished.

An issuance of preferred shares may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per shares of preferred shares plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of the Board of Directors at any time when dividends on any shares of preferred shares are unpaid for two years. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any shares of preferred shares outstanding. The Board of Directors presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund will be required to redeem preferred shares within a specified time frame in the event that:

•                                          the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured within a specified time frame following such failure; or

•                                          the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured within a specified time frame.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of fixed rate preferred shares or variable rate preferred shares having a dividend period of more than one year) any applicable redemption premium determined by the Board of Directors and included in the articles supplementary.

The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Directors determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s charter. The Board of Directors, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.

In the event the Fund issues preferred shares, the Fund intends to apply for ratings for any preferred shares from Moody’s and/or S&P. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s holders of common shares or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund. Moody’s and S&P receive fees in connection with their ratings issuances.

A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the Commission or (iii) by Maryland law in certain instances.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF THE FUND’S CHARTER AND BYLAWS

The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors. The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The current terms for the first, second and third classes will expire in 2015, 2016 and 2017, respectively. Upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of Directors will be elected by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund’s incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s management and policies.

Election of Directors. The Fund’s charter and Bylaws provide that Directors will be elected by the affirmative vote of a majority of the votes entitled to be cast in the election of Directors. Pursuant to the Fund’s charter and Bylaws, the Board of Directors may amend the Bylaws from time to time to alter the vote required to elect a Director.

Number of Directors; Vacancies; Removal. The Fund’s charter provides that the number of Directors will be set only by the Board of Directors in accordance with the Fund’s Bylaws. The Fund’s Bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of Directors. However, the number of Directors cannot be less than the minimum number required by the Maryland General Corporation Law or, unless the Fund’s Bylaws are amended, more than 12.

The Fund’s charter provides that, at such time as the Fund has at least three independent directors and its common shares is registered under the Exchange Act, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the Directors remaining in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Until such time as the Board of Directors has three independent Directors, a majority of the remaining Directors, whether or not sufficient to constitute a quorum, may fill a vacancy which results from any cause other than an increase in the number of directors. A majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. Prior to the effectiveness of the election described above, a Director elected to the Board of Directors to fill a vacancy serves until the next annual meeting of shareholders and until his or her successor is elected and qualifies. The Fund’s charter provides that subject to the rights of holders of one or more classes or series of preferred shares to elect or remove one or more Directors, a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by Shareholders. Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Fund’s Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as Directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder who was a shareholder of record both at the time of giving notice by the shareholders and at the time of the meeting, who is entitled to vote at the meeting in the election of such individuals as Directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (1) by or at the direction of the Board of Directors or (2) if the special meeting has been called in accordance with the Fund’s Bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund’s Bylaws at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s Bylaws.

Calling of Special Meetings of Shareholders. The Fund’s Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board of Directors and certain of the Fund’s officers. The Fund’s Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund’s charter also provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

•                                          amendments to the provisions of the Fund’s charter relating to the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board of Directors, the vote required to elect or remove a Director, the vote related to extraordinary transactions and the vote to amend those provisions;

•                                          charter amendments that would convert the Fund from a closed-end company to an open-end company or make the Fund’s common shares a redeemable security (within the meaning of the 1940 Act);

•                                          the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund; or

•                                          any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund’s assets that the Maryland General Corporation Law requires be approved by the Fund’s shareholders.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund’s continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction. The “continuing directors” are defined in the Fund’s charter as its current Directors and Directors whose nomination for election by the Fund’s shareholders or whose election by the Directors to fill a vacancy on the Board of Directors is approved by a majority of the continuing directors then serving on the Board of Directors.

The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws and to make new Bylaws.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a newly organized, non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board of Directors has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from NAV of 15% or more (or such other percentage as the Board of Directors may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate against the other shareholders through their interest in the Fund.

If the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio and decreases the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and the principal stock exchange on which the common shares are traded.

NET ASSET VALUE

The NAV of the Fund’s shares will be computed based upon the value of the Fund’s portfolio securities and other assets. NAV per common share will be determined as of the close of regular trading session on the NYSE on each business day on which the NYSE is open for trading. The Fund calculates NAV per common share by subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of the Fund), and the liquidation value of any outstanding preferred shares of the Fund from the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Fund outstanding.

The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors. The Fund values its fixed income securities on the basis of prices provided by pricing services or prices obtained from active and reliable market makers in any such security or broker-dealers. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Directors determines such amount does not reflect fair value, in which case these securities will be fair valued as determined by the Board of Directors.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black-Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s NAV per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON DIRECTORS’ AND OFFICERS’ LIABILITY

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Fund’s charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services, or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. Under Maryland law, however, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

The discussion below and disclosure in the SAI provide a summary of certain United States federal income tax considerations relating to the Fund and the purchase, ownership and disposition of the Fund’s common shares as of the date hereof.  Except where noted, this summary deals only with the common shares purchased in this offering and held as a capital asset. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a common shareholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•                  a dealer in securities or currencies;

•                  a financial institution;

•                  a regulated investment company;

•                  a real estate investment trust;

•                  an insurance company;

•                  a tax-exempt organization;

•                  a person holding common shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•                  a trader in securities that has elected the mark-to-market method of accounting for its securities;

•                  a person liable for alternative minimum tax;

•                  a partnership or other pass-through entity for United States federal income tax purposes; or

•                  a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of common shares that is for United States federal income tax purposes:

•                  an individual citizen or resident of the United States;

•                  a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•                  an estate the income of which is subject to United States federal income taxation regardless of its source; or

•                  a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of common shares that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.

If a partnership holds common shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding common shares should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Fund or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors considering the purchase, ownership or disposition of common shares should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Taxation of the Fund

The Fund will be treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, the Fund generally will be subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the common shares. In addition, distributions to common shareholders of the Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

If the Fund determines that doing so is in the best interest of its shareholders, the Fund may in the future elect to be treated as a RIC under Subchapter M of the Code for federal income tax purposes. The Fund  may make such an election, for example, if changes to the Code made it possible for the Fund to qualify as a RIC despite its concentration in MLP securities and disadvantageous to continue to be treated as a “C” corporation for federal income tax purposes. Making such an election would generally, among other things, require that the Fund either (i) be subject to corporate level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The Fund intends to invest primarily in MLPs that are treated as partnerships for U.S. federal income tax purposes, but it may also invest in MLPs that are taxed as corporations.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

U.S. Holders

Taxation of Distributions

The gross amount of distributions by the Fund in respect of common shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of common shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the common shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable common shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common Shareholders for United States federal income tax purposes, although no assurance can be given in this regard.

Because of the Fund’s status as a corporation for United States federal income tax purposes and its investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, the Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, the Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, the Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will recognize taxable gain or loss on any sale, exchange or other disposition of common shares in an amount equal to the difference between the amount realized for the common shares and the holder’s adjusted tax basis in such common shares. Generally, a U.S. Holder’s adjusted tax basis in the common shares will be equal to the cost of the holder’s common shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. It is possible that a return of capital could cause a shareholder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on Net Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation will generally impose an increased rate of tax on some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” will generally include interest, dividends (including dividends paid with respect to our common shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our common shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. common shareholders are advised to consult their own tax advisors regarding additional taxation of net investment income.

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of common shares and the proceeds from the sale, exchange or other disposition of common shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 28%) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on a Form W-9) or certification of other exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such non-U.S. Holders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of common shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty (and avoid backup withholding, as discussed below) for dividends will be required (a) to complete Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and is eligible for treaty benefits or (b) if common shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

If the amount of a distribution to a non-U.S. Holder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s tax basis in the common shares, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Distributions,” the Fund expects that only a portion of its distributions to its common shareholders with respect to the common shares will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Sales Exchanges or Other Dispositions.”

Taxation of Sales, Exchanges or Other Dispositions

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of common shares unless:

•                  the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

•                  the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•                  the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

The Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if the Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s common shares are regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s common shares will be subject to United States federal income tax on the disposition of common shares.

Information Reporting and Backup Withholding

The Fund must report annually to the Internal Revenue Service and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of common shares within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends paid after June 30, 2014, and after December 31, 2016, gross proceeds of a sale of Common shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.

Investment By Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on UBTI. Because the Fund is a corporation for United States federal income tax purposes, an owner of common shares will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of common shares unless its ownership of common shares is debt-financed. In general, common shares would be debt-financed if the tax-exempt owner of common shares incurs debt to acquire common shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if the common shares had not been acquired.

Other Taxation

The Fund’s common shareholders may be subject to state, local and foreign taxes on its distributions. Common shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN, SUB-ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average daily market value of the Fund’s portfolio assets, plus certain charges for securities transactions and out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s Sub-Administrator and is compensated for its services by the Investment Adviser, as administrator to the Fund.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent with respect to the common shares of the Fund.

UNDERWRITING

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LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Paul Hastings LLP (“Paul Hastings”), New York, New York, and for the underwriters by [         ]. [        ], [     ], [     ], will opine on certain matters of Maryland law relating to the legality of the securities to be offered hereby. Paul Hastings and [            ] may rely on the opinion of [     ] for certain matters of Maryland law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[              ] is the independent registered public accounting firm of the Fund.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such acts can be inspected and copied at the Commission’s Public Reference Room in Washington, D.C. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

We expect the common shares to be listed on the [    ], subject to notice of issuance, under the symbol “[    ].” Reports, proxy statements and other information concerning the Fund and filed with the Commission by the Fund will be available for inspection at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Commission’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF SAI

An SAI dated as of, has been filed with the Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 or by calling the Fund toll-free at [       ]. The table of contents of the SAI is as follows:

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to completion, dated March 7, 2014

Brookfield MLP & Energy Infrastructure Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund’s investment objective will be achieved.

Brookfield Investment Management Inc. serves as “Investment Adviser” to the Fund. See “Management of the Fund.”

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating hereto dated [       ], 2014, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s common shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “Commission”) upon payment of the fee prescribed, or inspected at the Commission’s office or via its website (http://www.sec.gov) at no charge. Capitalized terms used but not defined in this SAI have the meaning ascribed to them in the Prospectus.

This Statement of Additional Information is dated [            ], 2014.

B-i

THE FUND

The Fund was incorporated in Maryland on [                          ], 2014, and is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s common shares, par value $0.001 per share, are expected to be listed on the [       ] (“[    ]”), subject to notice of issuance, under the symbol “[    ].”

Risks Associated With Recent Economic Events

The U.S. credit markets have been experiencing extreme volatility and disruption for more than five years. Instability in the credit markets has made it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. These developments may increase the volatility of the value of securities owned by the Fund. These developments may also make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments may also adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of issuers and increased defaults by issuers. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value (“NAV”) of its shares.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There is a risk that new and additional government regulation authorized by the Dodd-Frank Act could result in higher Fund costs and expenses. Legislators and regulators in the United States are currently considering a wide range of proposals in addition to the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. In addition, the recent European debt crisis and related financial restructuring efforts have contributed to the instability in global credit markets. The strength and duration of any economic recovery will be impacted by the European debt crisis and the reaction to any efforts to address the crisis.

Additional Investment Policies

Options. The Fund may, from time to time, subject to guidelines of the Board of Directors (the “Board of Directors” or “Board”) and the limitations set forth in the Prospectus, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by the Fund. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, in which case the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Prospectus. Currency options may be subject to position limits that may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the

“initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian (the “Custodian”) to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the

Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund’s Custodian, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts. Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of the Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties that the Investment Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”). The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that the Fund may take in certain circumstances.

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Investment Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Swap Agreements and Options on Swap Agreements. Swap transactions may include swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. Swap transactions also include currency exchange rate swap agreements and options on swap agreements (“swap options”).

Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A swap agreement may be considered a form of leverage, and could magnify the Fund’s gains or losses. Whether the Fund’s use of swap agreements or swap options will be successful will depend on the Investment Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Investment Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Investment Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is also unclear how the regulatory changes will affect counterparty risk.

Credit Default Swaps. Credit default swap agreements that the Fund may use may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Securities of Investment Companies. The Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory fees.

Exchange-Traded Funds. ETFs are generally structured as open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in ETFs will involve duplication of management fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in

ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs that focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which the Fund invests will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the Commission to permit unaffiliated funds, such as the Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities that are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The Commission currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Investment Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, in rare circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments. Subject to the Fund’s investment restrictions, when a temporary defensive period is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may be less likely to achieve its investment objective.

Debt Securities Rating Information. The Fund may invest in debt securities of any grade, including in those which are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. Those securities rated “BB” or lower by S&P or “Ba” or lower by Moody’s are often referred to in the financial press as “junk bonds” and may include securities of issuers in default. The Fund, however, may not invest in securities in default. Investment grade debt securities are those rated “BBB” or higher by S&P or the equivalent of other nationally recognized statistical rating organizations (“NRSROs”). Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal. Below investment grade debt securities are those rated “BB” and below by S&P or the equivalent rating of other NRSROs. See Appendix A for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund’s NAV to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or the Fund may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s NAV.

Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the lower rating. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the Fund’s portfolio securities, the Investment Adviser will consider what actions, if any, are appropriate in light of the Fund’s investment objective and policies, including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

Emerging Markets Securities. The Fund may invest in the securities of issuers domiciled in or economically tied to emerging market countries. A security is considered to be “economically tied” to an emerging market country if the issuer or guarantor of the security is organized under the laws of the country or if the currency of settlement of the security is a currency of the emerging market country. In making investments in emerging market securities, the Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Investment Adviser will select emerging market country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and any other specific factors it believes to be relevant.

Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk.

U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the FDIC. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Subordinated Securities. The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Floating Rate Loans. The Fund may invest in floating rate securities. A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests. Participation interests are interests issued by a lender or other financial institution that represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common shares, typically in descending order of seniority with respect to claims on the borrower’s assets.

Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, the Investment Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Debt Obligations of Non-U.S. Governments. The Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and

Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. The Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes. The Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund’s investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days’ notice, in combination with the Fund’s other investments which are not readily marketable, will be limited to an aggregate total of 15% of the Fund’s net assets.

The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, the Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Limited Partnerships. The Fund may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Zero Coupon and Payment In-Kind Securities. The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in -kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

The Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 7 below have been adopted by the Fund as fundamental policies. Under these fundamental policies, the Fund may not:

1.                                      Borrow money, except as permitted by the 1940 Act.

2.                                      Issue senior securities to the extent such issuance would violate the 1940 Act.

3.                                      Lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

4.                                      Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

5.                                      Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.                                      Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments; provided, however, that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.                                      [Concentrate its investments in a particular “industry” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) the Fund’s investments in the energy and energy infrastructure industries through investments in MLPs, Energy Infrastructure Companies and Midstream Energy Companies, and (b) the Fund’s investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.]

The Fund invests, under normal circumstances, at least 80% of its Managed Assets in the types of investments implied by its name. The Fund will provide shareholders at least 60 days’ prior written notice before changing this non-fundamental policy.

Unless specifically stated as such, no policy of the Fund is fundamental and each policy may be changed by the Board of Directors without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Commission staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s Custodian and the Fund’s Transfer Agent. The day-to-day operations of the Fund are delegated to the Investment Adviser, subject to the supervision of the Board of Directors.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served(2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors (3)
INDEPENDENT DIRECTORS(4):

(1)                                 Address: Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, unless otherwise noted.

(2)                                 The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*                                         Term continues until the Fund’s [              ] Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

**                                  Term continues until the Fund’s [              ] Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

***                           Term continues until the Fund’s [              ] Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

(3)                                 This column includes only directorships of companies required to report to the Commission under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)                                 Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

Name, Position(s) Address(1) and Age	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Directors (3)
INTERESTED DIRECTORS/OFFICERS(4)(5):
Jonathan C. Tyras Age [ ]	Since [ ]

(1)                                 Address: Brookfield Place, 250 Vesey Street, New York, New York, 10281-1023, unless otherwise noted.

(2)                                 The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. Mr. [       ]’s term continues until the Fund’s [                                              ] Annual Meeting of Shareholders and until his successor is duly elected and qualifies.

(3)                                 This column includes only directorships of companies required to report to the Commission under the 1934 Act, (i.e., public companies) or other investment companies registered under the 1940 Act.

(4)                                 Officers/Directors of the Fund are “interested persons” as defined in the 1940 Act.

(5)                                 Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

Additional Information Concerning Our Board of Directors

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is the responsibility of various service providers to the Fund, such as the Fund’s Investment Adviser and administrator, the Sub-Administrator, Fund Accountant, Custodian and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Fund and its service providers.

The Board has appointed various senior individuals of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board also may meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Nominating and Compensation Committee and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. Currently, [          ]% of the members of the Board are Independent Directors, which are Directors that are not affiliated with the Investment Adviser or its affiliates, and each of the Audit Committee, Nominating and Compensation Committee and QLCC are comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman of the Board has an active role in the agenda setting process for Board meetings. Presently, [       ], an Independent Director, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function.

The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Investment Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Investment Adviser and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Investment Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Investment Adviser’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Fund in light of the Fund’s business and structure. Certain of these business and professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each particular Director and certain of their Director Attributes. The information provided below, and in the table above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

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Board Committees

The Fund has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Fund faces: the Audit Committee, the QLCC and the Nominating and Compensation Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Fund’s committee structure is specifically not intended or designed to prevent or mitigate the Fund’s investment risks. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Directors. It does not include any interested Directors. [    ] is the Chairman of the Audit Committee. The Audit Committee meets regularly with respect to the various series of the Fund. The function of the Audit Committee, with respect to the Fund, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting.

The Audit Committee also serves as the QLCC for the Fund for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Commission on behalf of the issuer (the “issuer attorneys”). An issuer’s attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).

The Nominating and Compensation Committee is comprised of all of the Independent Directors. [       ] is the Chairman of the Nominating and Compensation Committee. The Nominating and Compensation Committee is responsible for seeking and reviewing candidates for consideration as nominees for Directors, as is considered necessary from time to time and meets only as necessary.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director.

Name of Director	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies*(1)(2)
Interested Director:
Jonathan C. Tyras	A	[ ]
[ ]	[ ]	[ ]
Independent Director:
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

*                                         Key to Dollar Ranges

A.                                    None

B.                                    $1 - $10,000

C.                                    $10,001 - $50,000

D.                                    $50,001 - $100,000

E.                                     Over $100,000

All shares were valued as of December 31, 201[ ].

(1)                                 This information has been furnished by each Director as of December 31, 2012. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)                                 The term “Family of Investment Companies” includes two or more, registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors, as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.” [The Fund Complex is comprised of the Fund, Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc., Brookfield High Income Fund Inc., Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Mortgage Opportunity Income Fund Inc. and Brookfield Investment Funds.]

As of [           ], 201[ ], neither the Independent Directors nor members of their immediate family, own securities beneficially or of record in the Investment Adviser or any affiliate thereof. Accordingly, neither the Independent Directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser, or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Directors nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

Remuneration of Directors and Officers

No remuneration is paid by the Fund to persons who are directors, officers or employees of the Investment Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Set forth below is the anticipated compensation to be received by the Independent Directors from the Fund for the fiscal year ending December 31, 201[ ]. Each Director of the Fund, other than those who are officers or employees of the Investment Adviser or any affiliate thereof, is entitled to receive from the Fund a fee of $[       ] per year plus $[      ] for the Chairman of the Board and $[            ] for the Chairman of the Audit Committee. The Independent Directors also receive reimbursement from the Fund for expenses incurred in connection with attendance at regular meetings. The Fund does not have a pension or retirement plan. No other entity affiliated with the Fund pays any compensation to the Directors.

COMPENSATION TABLE

The following table shows, for the year ended December 31, 201[ ], the compensation Directors earned in their capacity as directors for other funds in the Fund Complex.

Name of Person and Position	Aggregate Compensation from the Fund		Total Compensation from the Fund and Fund Complex(1)
Interested Directors
Jonathan C. Tyras		$0	$	[ ]
[ ]	$	[ ]	$	[ ]
Independent Directors
[ ]	$	[ ]	$	[ ]
[ ]	$	[ ]	$	[ ]
[ ]	$	[ ]	$	[ ]
[ ]	$	[ ]	$	[ ]

(1)                                 Represents the total compensation paid to such persons during the fiscal year ended December 31, 201[ ] by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out-of-pocket Director expenses. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Directors; Limitations on Liability

[Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.]

[The Fund’s charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.]

[The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.]

[Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.]

[In accordance with the 1940 Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.]

Investment Advisory and Administrative Arrangements

[Brookfield Investment Management Inc. (the “Investment Adviser”) serves as the Fund’s investment adviser. The Investment Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $[ ] billion of assets under management as of [          ], 201[ ]. In addition to the Fund, the Investment Adviser’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts, open-end funds and other closed-end funds. The Adviser specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment. The Investment Adviser provides advisory services to several other registered investment companies. As of [           ], 201[ ], the Investment Adviser and its affiliates had approximately $[        ] billion in assets under management. The business address of the Investment Adviser and its officers and directors is Brookfield Place Center, 250 Vesey Street, New York, New York 10281-1023.]

The Investment Adviser currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Investment Advisory Agreement was approved by a majority of the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act), at an in-person meeting of the Board of Directors held on [          ], 201[ ]. The Investment Advisory Agreement will become effective on the day the Fund commences operations and will continue in effect for two years. After initial two year terms, the Investment Advisory Agreement will continue in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (i) the Board or a (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not “interested persons” (as defined pursuant to the 1940 Act) of the Fund or the Investment Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s shares, or by the Investment Adviser, upon not less than 60 days’ notice with respect to the Investment Advisory Agreement for the Fund. The Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its services and the related expenses the Investment Adviser bears, the Investment Adviser is compensated for its services and its related expenses at an annual rate of [        ]% of the Fund’s average daily total Managed Assets payable monthly in arrears.

A discussion regarding the basis of the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first report to shareholders.

Pursuant to an administration agreement (the “Administration Agreement”), the Investment Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Investment Adviser provides to the Fund pursuant to the Investment Advisory Agreement. For its services under the Administration Agreement, the Investment Adviser receives from the Fund an annual fee equal to [           ]% of its average daily Managed Assets, payable monthly by the fifth day of the next month.

[The Investment Adviser has entered into a distribution agreement with TS Capital, LLC (“TSC”) and its affiliated broker-dealer, TSC Distributors, LLC (“TSC Distributors”), under which TSC and TSC Distributors provide assistance to the Investment Adviser with respect to the Fund’s common shares and shareholder services. The fees due pursuant to this distribution agreement will be paid exclusively by the Investment Adviser (and not the Fund). The services provided by TSC and TSC Distributors to the Investment Adviser include, without limitation, marketing assistance, distribution support and shareholder servicing.]

Sub-Administrator

[Pursuant to a sub-administration agreement (the “Sub-Administration Agreement”), U.S. Bancorp Fund Services, LLC, (“USBFS” or the “Sub-Administrator”) 615 East Michigan Street,

Milwaukee, Wisconsin 53202, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.]

[Pursuant to the Sub-Administration Agreement, as compensation for its services, USBFS receives a fee from the Investment Adviser, as administrator to the Fund. USBFS also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements.]

Portfolio Manager Information

The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”). All asset information is as of [              ], 201[ ].

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets		Number of Accounts Managed with Advisory Fee based on Performance	Total Assets with Advisory Fee based on Performance
Craig Noble, CFA	Registered Investment Companies:	[ ]	$	[ ]	[ ]	$	[ ]
	Other Pooled Investment Vehicles:	[ ]	$	[ ]	[ ]	$	[ ]
	Other Accounts:	[ ]	$	[ ]	[ ]	$	[ ]

Sam Arnold, CFA	Registered Investment Companies:	[ ]	$	[ ]	[ ]	$	[ ]
	Other Pooled Investment	[ ]	$	[ ]	[ ]	$	[ ]

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets		Number of Accounts Managed with Advisory Fee based on Performance	Total Assets with Advisory Fee based on Performance
Vehicles:
	Other Accounts:	[ ]	$	[ ]	[ ]	$	[ ]

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, each Portfolio Manager manages multiple accounts. As a result, a Portfolio Manager will not be able to devote all of his/her time to management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for the Fund as might be the case if he/she were to devote all of his attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, each Portfolio Manager manages accounts with investment strategies and/or policies that are similar to the Fund. If a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, a Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Investment Adviser and its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Investment Adviser and its affiliates, or other accounts.

Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Investment Adviser’s management fee or a Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. A Portfolio Manager also may be motivated to favor accounts in which he has investment interests, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence a Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. A Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation

Each Portfolio Manager is compensated based on the scale and complexity of his/her portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of their firm. Since each Portfolio Manager is responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork.

Base compensation for each Portfolio Manager varies in line with their seniority and position. The compensation of a Portfolio Manager with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Investment Adviser seeks to compensate each Portfolio Manager commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of each Portfolio Manager is comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of their respective firm and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

•                                          A base salary;

•                                          An annual cash bonus;

•                                          If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•                                          If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

Each Portfolio Manager also receives certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

Ownership of Securities

[As of the date of this SAI, none of the Portfolio Managers beneficially owned any shares of the Fund, as it had not previously commenced investment operations.]

Portfolio Holdings Information

The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Commission in a publicly available filing; or (2) the day next following the day such information is posted on the Fund’s website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are:

1.             Complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the Commission on Form N-CSR.

2.             Complete portfolio holdings disclosed in the Fund’s first and third fiscal quarter reports that are filed with the Commission on Form N-Q.

Non-Public Portfolio Holdings

Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. Pursuant to the Fund’s policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients. These policies and procedures must be followed when disclosing the Fund’s portfolio holdings to any party when such disclosure would provide information more current than the Fund’s most recent publicly available portfolio holdings. In addition, neither the Fund, the Investment Adviser nor any other party is permitted to receive compensation or other consideration from or on behalf of the recipient in connection with disclosure to the recipient of the Fund’s non-public portfolio holdings.

Service Providers. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., Investment Adviser, auditors, Custodian, administrator, sub-administrator, transfer agent, counsel to the funds or the independent directors, pricing services, broker-dealer, financial printers or proxy voting services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and subject to, either by written agreement or by virtue of their duties to the Fund, a duty of confidentiality and a duty not to use the information for trading.

Rating And Ranking Organizations. Any Fund officer may provide the Fund’s non-public portfolio holdings to a rating and ranking organization, without limitation on the condition that the non-public portfolio holdings will be used solely for the purposes of developing a rating and subject to an agreement requiring confidentiality and prohibiting the use of the information for trading. The Fund currently has ongoing arrangements with Lipper and Morningstar by which their third parties receive portfolio holdings information routinely.

Other Recipients. Requests for information concerning portfolio holdings that cannot be answered via the disclosures: annual and semi-annual reports, and not already disclosed in the public domain as required through filings with the Securities and Exchange Commission, must first be submitted for consideration to the Fund’s Chief Compliance Officer. The recipient is required to sign a confidentiality agreement that provides that the non-public portfolio holdings: (1) will be kept confidential; (2) may not be used to trade; and (3) may not be disseminated or used for any purpose other than the purpose approved by the Fund’s Chief Compliance Officer. If the Fund’s Chief Compliance Officer concludes that disclosing the information serves a legitimate business purpose and is in the best interests of shareholders, such conclusions will be documented in writing. A written response containing the requested information will then be prepared and approved by the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer will report such disclosures to the Fund’s Board at the next scheduled board meeting.

Media. Non-public portfolio holdings may not be disclosed to members of the media.

Waivers Of Restrictions. The Fund’s policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer. All waivers and exceptions will be disclosed to the Fund’s Board no later than its next regularly scheduled quarterly meeting.

Conflicts Of Interest. If the disclosure of non-public portfolio holdings presents a conflict of interest between the interests of the Fund’s shareholders and the interests of the Fund’s service providers or other third parties or affiliates thereof, then the conflict of interest will be presented to the Board for review prior to the dissemination of the portfolio holdings information.

Board Review. As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, the Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to shareholders monthly. The initial distribution is expected to be declared approximately [  ] days and paid approximately [  ] to [  ] days after completion of the offering. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the Fund’s common shareholders if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available for distribution. To permit the Fund to maintain more stable monthly distributions, the Fund may, from time to time, distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to re-characterization for federal income tax purposes after the end of the Fund’s fiscal year.

Excluding the impact of any realized gains or realized losses, the Fund expects that a portion of its distributions to common shareholder may constitute a non-taxable return of capital distribution.  If the Fund makes distributions from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to shareholders in the current period as ordinary income for federal income tax purposes and would be eligible for the lower tax rates applicable to qualified dividend income of non-corporate taxpayers under current law.  If such distributions exceed the Fund’s current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common shareholders basis in the Fund’s common shares and will result in a reduction of such basis. To the extent such excess exceeds a common shareholder’s basis in the Fund’s common shares, such excess will be taxed as capital gain. A “return of capital” represents a return of a shareholder’s original investment in Fund shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common shares, a holder of the Fund’s common shares generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the common shareholder and the common shareholder’s federal income tax basis in the Fund’s common shares sold, as adjusted to reflect return of capital.  See “Taxation.”

In the event that the total distributions on the Fund’s common shares exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital (to the extent of the shareholder’s tax basis in the shares). Shareholders should not assume that the source of a distribution from the Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund. The amount treated as a tax free return of capital will reduce a shareholder’s adjusted tax basis in the common shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential loss on the sale of the shares.

Under the Fund’s Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, unless the shareholder elects to receive cash.

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Investment Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The Fund does not intend to use any affiliated broker-dealers.

In placing portfolio transactions, the Investment Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as: the price of the security; the commission rate; the execution capability, including execution speed and reliability; trading expertise and knowledge of the other side of the trade; reputation and integrity; market depth and available liquidity; recent order flow; timing and size of an order; and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Investment Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Investment Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Investment Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Investment Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Investment Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. A higher rate of portfolio turnover may result in taxable gains being passed to shareholders sooner than would otherwise be the case.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. Except as expressly provided otherwise, this discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your common shares as capital assets. This discussion is based upon current provisions of the Code, the Treasury regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. No attempt is made to discuss state, local or foreign tax consequences to investors in the Fund, nor to present a detailed explanation of all federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussions set forth herein and in the Prospectus do not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund.

Taxation of the Fund

Federal Income Taxation of the Fund

[Although the Code generally provides that an investment company that is registered under the 1940 Act and satisfies certain requirements will qualify as a “regulated investment company” (“RIC”), which does not pay entity-level federal income tax if it distributes all of its net income and net realized gains to its shareholders, the Fund does not meet certain of those requirements because most or substantially all of its investments will be in MLP securities.  The RIC tax rules therefore do not apply to the Fund or to the Common Stockholders.  As a result, the Fund will be treated as a “C” corporation for federal and state tax purposes and will pay federal income tax (currently at a maximum rate of 35%) and state income tax on its taxable income.  The Fund also may be subject to a 20% AMT on its alternative minimum taxable income (“AMTI”) to the extent the AMT exceeds its regular income tax liability.]

[The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal tax purposes.  As a partner in an MLP, the Fund must report its allocable share of the MLP’s Partnership Items in computing its taxable income, regardless of the extent (if any) to which the MLP makes distributions.  Based on the Manager’s review of the historic results of the types of MLPs in which the Fund intends to invest, the Manager expects that, with respect to many, if not most, of its MLP investments, the cash flow the Fund receives from the MLP will generally exceed the taxable income the MLP allocates to the Fund, which excess generally will not be currently taxable to the Fund but instead will result in a reduction of its adjusted tax basis in that MLP’s securities or, to the extent that excess is greater than that basis, as capital gain, as described in the following paragraph.  This excess is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation.  There is no assurance that the Manager’s expectation regarding the tax character of MLP distributions will be realized.  If this expectation is not realized, there may be greater tax expense borne by the Fund and less cash available to distribute to you or to pay expenses.]

[The Fund will be subject to federal income tax at the regular graduated corporate tax rates on any gain it recognizes on any sale of equity securities of an MLP.  As explained above, cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of the MLP’s taxable income (1) first, will reduce the Fund’s adjusted tax basis in the MLP’s equity securities,  which will increase the amount of gain (or decrease the amount of loss) the Fund will recognize on a subsequent sale of those securities, and (2) second, to the extent that excess is greater than that basis (as so adjusted), be taxed as capital gain.]

[The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs in which it invests may be treated as items of tax preference for purposes of calculating the Fund’s AMTI.  Those items will increase the Fund’s AMTI and increase the likelihood that it will be subject to the AMT.]

[Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, (2) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (3) cause the Fund to recognize income or gain without a corresponding receipt of cash, (4) adversely affect the time when a purchase or sale of stock or securities is deemed to occur, and (5) adversely alter the characterization of certain complex financial transactions.]

Federal Income Taxation of U.S. Shareholder

[Receipt of Distributions.  Distributions the Fund makes to a U.S. shareholder generally will constitute dividends to the extent of his, her, or its allocable share of the Fund’s E&P.  Those dividends should constitute “qualified dividend income,” which generally will be subject to federal income tax for individual and certain other non-corporate U.S. shareholders who satisfy certain holding period and other restrictions with respect to their common shares at the rate for long-term capital gain -- a maximum of 15% for a single U.S. shareholder with taxable income not exceeding $400,000 ($450,000 for married U.S. shareholders filing jointly) and 20% for those non-corporate U.S. shareholders with taxable income exceeding those respective amounts.  Fund dividends also are expected to be eligible for the dividends-received deduction available to corporations (“DRD”); corporate U.S. shareholders should be aware, however, that certain limitations apply to the availability of that deduction, including rules that limit the deduction in cases where (1) certain holding period requirements are not met, (2) the shareholder is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder’s investment in common shares is financed with indebtedness.  In addition, dividends a corporate U.S. shareholder deducts pursuant to the DRD are subject indirectly to the AMT.  Corporate U.S. shareholders should consult their own tax advisors regarding the application of these limitations and the AMT to their particular situations.]

[Generally, a corporation’s E&P are computed based on taxable income, with certain specified adjustments.  As explained above, based on the historic performance of the types of

MLPs in which the Fund intends to invest, the Investment Adviser anticipates that the cash distributed to the Fund from MLPs generally will exceed the Fund’s share of the MLPs’ taxable income.  Consequently, the Investment Manager anticipates that only a portion of the Fund’s distributions to you will be treated as dividend income to you.  To the extent that a distribution to you exceeds your allocable share of the Fund’s E&P, the excess will be tax-free for federal income tax purposes to the extent of your tax basis in the common shares, which basis will be reduced; that reduction will increase the amount of gain (or decrease the amount of loss) you will recognize on a subsequent sale of the stock.  If you hold common shares as a capital asset and have no remaining tax basis therein to offset all or part of a distribution (because of the application of the preceding sentence with respect to that and/or previous distributions), you must report the excess as capital gain.  That gain will be long-term capital gain if you have held the common shares for more than one year.]

[Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s E&P.  For example, its E&P will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s E&P being higher than its taxable income in a particular year if the MLPs in which it invests calculate their income using accelerated depreciation.  Because of these differences, the Fund’s distributions in a particular year made out of E&P (treated as dividends) may exceed the amount of its taxable income for the year.]

[If you participate in the DRIP, then on the Fund’s payment of a distribution you generally will be treated for federal income tax purposes as having received an amount equal to the cash that you otherwise would have received, unless the Fund issues to you new common shares that trades at or above its NAV per share, in which case you will be treated as having received a distribution in an amount equal to the fair market value of the common shares issued to you under the DRIP in connection with that distribution.  The portion of such a distribution that is treated as dividend income will be determined under the rules described above.]

[Sales of Common Shares.  On a sale of your common shares, you generally will recognize capital gain or loss equal to the difference between your cost of the stock (adjusted to reflect any basis reductions from distributions in excess of E&P, as described above) and the amount of the sale proceeds.  Any such capital gain or loss will be a long-term capital gain or loss if you held the common shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. shareholders (including individuals) are subject to federal income taxation at the 15%/20% maximum rates mentioned above.  The deductibility of capital losses is subject to limitations under the Code.]

[Additional Tax.  Beginning in 2013 an individual U.S. shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including taxable distributions the Fund pays and gains recognized from the sale of common shares), or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly or $125,000 if married and filing separately).  This tax is in addition to any other taxes due on that income.  A similar tax applies to estates and trusts.  U.S. shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in common shares.]

[Investment by Tax-Exempt Investors and Regulated Investment Companies (RICs).  Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are nevertheless subject to that tax on their unrelated business taxable income (or “UBTI”).]

[Because the Fund will be treated as a corporation for federal tax purposes, an owner of common shares will not report on its federal income tax return any of the Partnership Items that are allocated to the Fund from the MLPs in which it invests.  Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the stock is debt-financed.  Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of common shares unless its ownership is debt-financed.  In general, stock is considered to be debt-financed if the tax-exempt owner of the stock incurred debt to acquire the stock or otherwise incurred a debt that would not have been incurred if the stock had not been acquired.]

[Similarly, the income and gain realized from an investment in common shares by an investor that is a RIC will constitute qualifying income for the RIC.  Furthermore, common shares will constitute a “qualifying asset” for a RIC, at least 50% of the value of the total assets of which must be represented by qualifying assets at the end of each quarter of its taxable year, provided that the amount of common shares it owns does not constitute more than 5% of that value or more than 10% of the Fund’s outstanding voting securities.]

Federal Income Taxation of Non-U.S. Stockholders

For purposes of the following summary, the term “Non-U.S. Shareholder” means a beneficial owner of common shares that is not a U.S. Shareholder.

[Receipt of Distributions.  Distributions the Fund makes to a Non-U.S. Shareholder generally will constitute dividends to the extent of his, her, or its allocable share of the Fund’s E&P.  Dividends the Fund pays to a Non-U.S. Shareholder generally will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty.  A Non-U.S. Shareholder to which an income tax treaty applies will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under the treaty to obtain a reduced rate of withholding tax.  Special rules apply to distributions to a Non-U.S. Shareholder that are effectively connected with the Non-U.S. Shareholder’s conduct of a trade or business within the United States.]

[If the amount of a distribution exceeds a Non-U.S. Shareholder’s allocable share of the Fund’s E&P, the excess will be tax-free for federal income tax purposes to the extent of the Non-U.S. Shareholder’s tax basis in the common shares.  To the extent that any distribution received by a Non-U.S. Shareholder exceeds the sum of (1) the Non-U.S. Shareholder’s allocable share of the Fund’s E&P and (2) the Non-U.S. Shareholder’s tax basis in the common shares, the excess will be treated as gain from the sale of the common shares and will be taxed as described below.]

[Sales of Common Shares.  A Non-U.S. Shareholder generally will not be subject to federal income tax on gain realized on the sale of common shares, except in the following cases:

A Non-U.S. Shareholder described in one of the foregoing cases is urged to consult his, her, or its own tax advisor regarding the federal income tax consequences of an investment in common shares.

•                  The gain is effectively connected with the Non-U.S. Shareholder’s conduct of a trade or business within the United States (and, if the Non-U.S. Shareholder is a qualifying resident of a country with which the United States has a tax treaty, the gain is attributable to a permanent establishment the Non-U.S. Shareholder maintains in the United States),

•                  The Non-U.S. Shareholder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and who has a “tax home” in the United States, or

•                  The Fund is or has been a “U.S. real property holding corporation,” as defined below (a “USRPHC”), at any time within the five-year period preceding the date of disposition of the common shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the common shares (“Applicable Period”).  Generally, a corporation is a USRPHC if the fair market value of its U.S. “real property interests” (as defined in the Code and applicable regulations) equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business.  The Fund (through its investments in MLPs that invest in real property interests) may be, or may before a Non-U.S. Shareholder’s disposition of common shares become, a USRPHC.  If it is or does and the common shares are regularly traded on an established securities market (such as the NYSE MKT), a Non-U.S. Shareholder who or that holds or has held (at any time during the Applicable Period) more than 5% (directly or indirectly, as determined under applicable attribution rules under the Code and the regulations thereunder) of the outstanding common shares will be subject to federal income tax on the disposition thereof.]

A Non-U.S. Shareholder described in one of the foregoing cases is urged to consult his, her, or its own tax advisor regarding the federal income tax consequences of an investment in common shares.

[Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% of taxable dividends it pays after December 31, 2013 (and proceeds of repurchases of common shares, if any, it pays after December 31, 2016), to certain Non-U.S. Shareholders that fail to meet certain information reporting or certification requirements.  Those Non-U.S. Shareholder s include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, (1) an FFI must enter into an information sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the stockholder’s direct and indirect U.S. owners and (2) an NFFE must provide to the withholding agent a certification and, in certain circumstances, requisite information regarding its substantial U.S. owners, if any.  Those Non-U.S. Shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance.  A Non-U.S. Shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding, provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A Non-U.S. Shareholder that is an entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) to avoid the FATCA withholding.  Non-U.S. Shareholder s should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.]

Backup Withholding

[The Fund must withhold and remit to the U.S. Treasury 28% of dividends otherwise payable to any individual or certain other non-corporate common shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”).  Withholding at that rate also is required from the Fund’s dividends otherwise payable to such a stockholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient.  Backup withholding is not an additional tax, and any amounts so withheld may be credited against a common shareholder’s federal income tax liability or refunded.]

*           *           *           *           *

 As noted above, the foregoing is a general summary of the federal income tax law currently in effect as it directly governs the taxation of the Fund and the Common Stockholders, which law is subject to change by legislative, administrative, or judicial action, any of which may be retroactive.  Common Stockholders are advised to consult their own tax advisors for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding, and disposing of Common Stock.

[The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.]

[The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to common shareholders. Certain of these provisions may also (a) require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), (b) cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes, (c) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income and/or (d) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment.]

[The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.]

[Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities or expenses are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.]

[Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction (subject to limitations which may be significant) or as a foreign tax credit (subject to limitations which may be significant) against their U.S. federal income liability. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder’s gross income and the amount that may be available for the deduction or credit.]

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Fund common shares.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the common shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has delegated the voting of portfolio securities to the Investment Adviser. The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached as Appendix B. They are also on file with the Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the Commission’s Internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have each adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics is filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The code of conduct is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov), and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

The Fund has adopted a code of conduct that sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct will be on file with the Securities and Exchange Commission with the Fund’s first annual report filed on Form N-CSR, and can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. The code of conduct will also be available on the EDGAR Database on the Securities and Exchange Commission’s Internet site (http://www.sec.gov) with the Fund’s first annual report filed on Form N-CSR, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Custodian, Transfer Agent, and Dividend Disbursing Agent

U.S. Bank National Association, located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant, transfer agent and dividend disbursing agent for the Fund’s shares.

Independent Registered Public Accounting Firm

[               ] is the independent registered public accounting firm of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Report of [               ] will be provided once the Fund has begun operations.

FINANCIAL STATEMENTS

The Financial Statements will be provided once the Fund has begun operations.

APPENDIX A

DESCRIPTION OF CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc.

Aaa:                     Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:                            Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:                                   Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa:                     Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:                            Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:                                   Obligations rated B are considered speculative and are subject to high credit risk.

Caa:                     Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:                            Obligations rated Ca are highly speculative and are likely in, or very near default, with some prospect of recovery of principal and interest.

C:                                   Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

3.                                      An application for rating was not received or accepted.

4.                                      The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

5.                                      There is a lack of essential data pertaining to the issue or issuer.

6.                                      The issue was privately placed, in which case the rating is not published in Moody’s Investors Service, Inc.’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note:                                                                  Moody’s may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Ratings Service

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C1:	The rating C1 is reserved for income bonds on which no interest is being paid.

D:	Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P and Moody’s commercial paper ratings:

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody’s. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

APPENDIX B

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.                                    Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.                                    Administration and Voting of Portfolio Proxies

1.                                      Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.                                      Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

B-1

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.                                      Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•                                          BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•                                          BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•                                          BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•                                          If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•                                          If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

B-2

4.                                      Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.                                    Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•                                          any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•                                          any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•                                          these Policies and Procedures, as amended from time to time;

•                                          records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

•                                          records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•                                          any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

B-3

D.                                    Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.                                     Proxy Voting Guidelines

Guidelines are available upon request.

B-4

PART C

OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1)                                 Financial Statements

Part A: None

Part B: None

(2)                                 Exhibits

(a)                                 Articles of Incorporation(1)

(b)                                 Bylaws(1)

(c)                                  Not applicable

(d)                                 Not applicable

(e)                                  Form of Dividend Reinvestment Plan(2)

(f)                                   Not applicable

(g)                                  Form of Investment Advisory Agreement between Registrant and Brookfield Investment Management Inc.(2)

(h)                                 Form of Underwriting Agreement(2)

(i)                                     Not applicable

(j)                                    Form of Custody Agreement between Registrant and U.S. Bank National Association(2)

(k)(1)                  Form of Transfer Agent Servicing Agreement(2)

(k)(2)                  Form of Administration Agreement(2)

(k)(3)                  Form of Sub-Administration Servicing Agreement(2)

(k)(4)                  Form of Fund Accounting Servicing Agreement(2)

(l)                                     (i)            Consent of Paul Hastings LLP(1)

(ii)                                  Opinion and Consent of [      ] with respect to legality of shares(2)

(m)                             Not applicable

(n)                                 Consent of Independent Registered Public Accounting Firm(2)

(o)                                 Not applicable

(p)                                 Initial Subscription Agreement(2)

(q)                                 Not Applicable

(r)                                    Code of Ethics of the Registrant and Brookfield Investment Management Inc.(2)

(s)                                   Powers of Attorney(2)

(1)                                 Filed herewith.

(2)                                 To be filed by amendment.

ITEM 26. Marketing Arrangements

Not applicable.

ITEM 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission registration fees	$	[ ]
New York Stock Exchange listing fee	$	[ ]
Printing expenses	$	[ ]
Accounting fees	$	[ ]
Legal fees	$	[ ]
FINRA fees	$	[ ]
Blue Sky fees	$	[ ]
Miscellaneous	$	[ ]
Total	$	[ ]

* To be filed by amendment.

ITEM 28. Persons Controlled by or Under Common Control with Registrant

The Registrant, a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, may be deemed to be under common control with [Brookfield Mortgage Opportunity Income Fund Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Brookfield Total Return Fund Inc. and Brookfield High Income Fund Inc., each a diversified, closed-end management investment company organized as a Maryland corporation, Brookfield Global Listed Infrastructure Income Fund Inc., a non-diversified, closed-end management investment company organized as a corporation under the laws of the State of Maryland, and Brookfield Investment Funds, a diversified, open-end management investment company organized as a statutory trust under the laws of the State of Delaware.]

ITEM 29. Number of Holders of Securities as of [March 7, 2014]

Title of Class	Number of Record Holders
Common Shares	0

ITEM 30. Indemnification

[Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.]

[The Registrant’s Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Registrant to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.]

[The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Registrant and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.]

[Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Registrant’s Charter) to indemnify a director or officer who has been successful,

on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.]

[In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.]

[Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.]

ITEM 31. Business and Other Connections of Investment Adviser

Brookfield Investment Management Inc. (“BIM”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser of the Registrant. BIM’s offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. Information as to the officers and directors of BIM is included in its current Form ADV (File No. 801-34605) filed with the Securities and Exchange Commission.

ITEM 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act relating to the Registrant are maintained at the following offices:

1.                                      Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street
New York, New York 10281-1023

2.                                      U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

3.                                      U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

1.             Registrant hereby undertakes to suspend the offering of its shares until the prospectus is amended, if (a) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.             Not applicable.

3.             Not applicable.

4.             Not applicable.

5.             Registrant undertakes:

(a)                                 that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)                                 that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.             Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the City of New York, State of New York, on the 7th day of March, 2014.

BROOKFIELD MLP & ENERGY INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Jonathan C. Tyras
	Name:	Jonathan C. Tyras
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 7th day of March, 2014.

Signature	Capacity	Date

/s/ Jonathan C. Tyras	President (Principal Executive Officer) and Director	March 7, 2014
Jonathan C. Tyras

/s/ Angela W. Ghantous	Treasurer (Principal Financial Officer)	March 7, 2014
Angela W. Ghantous

EXHIBIT INDEX

Exhibit	Caption
(a)	Articles of Incorporation
(b)	Bylaws
(l)(1)	Consent of Paul Hastings LLP